As filed with the Securities and Exchange Commission
                               on November 27, 2002


                        Securities Act File No. 33-68124
                    Investment Company Act File No. 811-7986

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [ ]

                        Pre-Effective Amendment No.                      [ ]



                       Post-Effective Amendment No. 15                   [X]



                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [ ]



                              Amendment No. 17                           [X]



                        (Check appropriate box or boxes)


        THE ALGER INSTITUTIONAL FUND (formerly THE ALGER RETIREMENT FUND)

--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           111 Fifth Avenue
          New York, New York                             10003

--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                  (Zip Code)

Registrant's Telephone Number, including Area Code:       212-806-8800


                               MR. GREGORY S. DUCH
                           FRED ALGER MANAGEMENT, INC.
                                111 FIFTH AVENUE
                               NEW YORK, NY 10003

--------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)

[ ] on [date] pursuant to paragraph (b)

[X] 60 days after filing pursuant to paragraph (a)

[ ] on [date] pursuant to paragraph (a)(2) of Rule 485

[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485

            THE ALGER
   INSTITUTIONAL FUND

            (FORMERLY
            THE ALGER

     RETIREMENT FUND)

       CLASS I SHARES

           PROSPECTUS

    JANUARY ___, 2003



TABLE OF CONTENTS

 2 ...........Risk/Return Summary: Investments, Risks & Performance
      2 ......Investments
              Alger Small Cap

              Institutional Portfolio .........................2
              Alger MidCap Growth
              Institutional Portfolio .........................2
              Alger LargeCap Growth
              Institutional Portfolio .........................2
              Alger Capital Appreciation
              Institutional Portfolio .........................3
              Alger Balanced Institutional
              Portfolio .......................................3
              Alger Socially Responsible
              Growth Institutional Portfolio ..................3

      3 ......Risks
              Alger Small Cap
              Institutional Portfolio .........................4
              Alger MidCap Growth
              Institutional Portfolio .........................4
              Alger LargeCap Growth
              Institutional Portfolio .........................4
              Alger Capital Appreciation
              Institutional Portfolio .........................4
              Alger Balanced Institutional
              Portfolio .......................................4
              Alger Socially Responsible
              Growth Institutional Portfolio ..................4


      4 ......Performance
              Alger Small Cap

              Institutional Portfolio .........................6
              Alger MidCap Growth
              Institutional Portfolio .........................6
              Alger LargeCap Growth
              Institutional Portfolio .........................7
              Alger Capital Appreciation
              Institutional Portfolio .........................7
              Alger Balanced Institutional
              Portfolio .......................................8
              Alger Socially Responsible
              Growth Institutional Portfolio ..................8
9 ............Fees and Expenses
10 ...........Management and Organization
11 ...........Prior Performance of
              Similar Accounts
              Alger Balanced Portfolio .......................11
              Alger Socially Responsible
              Composite     12
12 ...........Shareholder Information
              Distributor ....................................12
              Transfer Agent .................................12
              Classes of Fund Shares .........................13
              Purchasing and Redeeming
              Fund Shares ....................................13
14 ...........Financial Highlights
              Alger Small Cap
              Institutional Portfolio ........................14
              Alger MidCap Growth
              Institutional Portfolio ........................15
              Alger LargeCap Growth
              Institutional Portfolio ........................16
              Alger Capital Appreciation
              Institutional Portfolio ........................18
              Alger Balanced
              Institutional Portfolio ........................20
              Alger Socially Responsible Growth
              Institutional Portfolio ........................21
Back Cover:   How to obtain more information

RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

INVESTMENTS: THE ALGER INSTITUTIONAL FUND

The  investment  goal  and  primary  approach  of each  portfolio  is  discussed individually below. All of the portfolios, with the exception of the fixed-income portion of the Balanced Institutional Portfolio, invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. They invest primarily in "growth" stocks. The Fund's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

o HIGH UNIT VOLUME GROWTH

Vital, creative companies which offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o POSITIVE LIFE CYCLE CHANGE

Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The company's market capitalization will dictate in which portfolio(s) the securities will be placed. The market capitalization of a company is its price per share multiplied by the number of its outstanding shares.

ALGER SMALL CAP INSTITUTIONAL PORTFOLIO
GOAL

THE  ALGER  SMALL  CAP   INSTITUTIONAL   PORTFOLIO   SEEKS   LONG-TERM   CAPITAL
APPRECIATION.

APPROACH

The portfolio focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company has a market capitalization within the range of companies in the Russell 2000 Growth Index or the S&P SmallCap 600 Index.


ALGER MIDCAP GROWTH INSTITUTIONAL PORTFOLIO
GOAL

THE  ALGER  MIDCAP  GROWTH  INSTITUTIONAL   PORTFOLIO  SEEKS  LONG-TERM  CAPITAL
APPRECIATION.

APPROACH

The portfolio focuses on midsize companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having market capitalizations, at the time of investment, within the range of companies in the S&P MidCap 400 Index. Effective March __, 2003, under normal circumstances, the Portfolio will invest in the equity securities of companies having market capitalizations, at the time of investment, within the range of companies in the Russell MidCap Growth Index or the S&P MidCap 400 Index.

ALGER LARGECAP GROWTH INSTITUTIONAL PORTFOLIO

GOAL

THE ALGER LARGECAP GROWTH INSTITUTIONAL PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH

The portfolio (formerly Alger Growth Retirement Portfolio) focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $10 billion or greater.

ALGER CAPITAL APPRECIATION INSTITUTIONAL PORTFOLIO
GOAL

THE ALGER CAPITAL APPRECIATION INSTITUTIONAL PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH

Under normal circumstances, the portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential.

ALGER BALANCED INSTITUTIONAL PORTFOLIO

GOAL

THE ALGER BALANCED INSTITUTIONAL PORTFOLIO
SEEKS CURRENT INCOME AND LONG-TERM CAPITAL APPRECIATION.

APPROACH

The portfolio focuses on stocks of companies with growth potential and fixed-income securities, with emphasis on income-producing securities which appear to have some potential for capital appreciation. Under normal circumstances, the portfolio invests in common stocks and fixed-income securities, which include commercial paper and bonds rated within the four highest rating categories by an established rating agency. Ordinarily, at least 25% of the portfolio's net assets are invested in fixed-income securities.

ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL PORTFOLIO

GOAL

THE ALGER SOCIALLY RESPONSIBLE GROWTH
INSTITUTIONAL PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH

Under normal circumstances, the portfolio invests primarily in equity securities of companies of any size that, in the opinion of the portfolio's management, conduct their business in a socially responsible manner, while demonstrating promising growth potential. Socially responsible conduct extends to the areas of protection of the environment, fair labor practices, equal employment opportunity, the protection of consumers, and, more generally, the enhancement of the quality of life. For example, the portfolio seeks to avoid investments in companies that consistently employ unfair labor practices or maintain practices that degrade the environment. The portfolio does not invest in companies primarily engaged in the manufacturing or distribution of weapons, tobacco or alcohol or the operation of gambling establishments.

[Graphic Omitted]

RISKS

RISKS APPLICABLE TO ALL PORTFOLIOS

As with any fund that invests in stocks, your investment may fluctuate in value and the possible loss of your investment is a risk of investing. A portfolio's price per share will fluctuate due to changes in the market prices of its investments. An investment in a portfolio may not grow as fast as the rate of inflation. Additionally, stocks tend to be more volatile than some other investments you could make, such as bonds. Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the portfolios' investment styles and objectives, an investment in them may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

A portfolio's trading in some stocks may be relatively short-term, meaning the Fund may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses and thereby may adversely affect Fund performance. In addition, a high level of short-term trading may increase a portfolio's realized gains, thereby increasing the amount that must be distributed to shareholders at the end of the year.

There may be additional risks applicable to a specific portfolio because of its investment approach.

RISKS APPLICABLE TO ALGER SMALL CAP INSTITUTIONAL PORTFOLIO

A risk of investing in the portfolio is:

o the possibility of greater risk of a decrease in the value of your investment by investing in smaller, less-seasoned companies rather than larger, more-established companies owing to such factors as inexperienced management and limited financial resources.

RISKS  APPLICABLE  TO ALGER  MIDCAP  GROWTH  INSTITUTIONAL  PORTFOLIO

A risk of investing in the portfolio is:

o the possibility of greater risk of a decrease in the value of your investment by investing in medium-sized companies rather than larger, more-established companies owing to such factors as inexperienced management and limited financial resources.

RISKS APPLICABLE TO ALGER LARGECAP GROWTH INSTITUTIONAL PORTFOLIO

The portfolio's primary risks are those summarized above in "Risks Applicable to All Portfolios."

RISKS APPLICABLE TO ALGER CAPITAL APPRECIATION INSTITUTIONAL PORTFOLIO

Because the portfolio invests in companies of all market capitalizations, the portfolio's primary risks are those summarized above in "Risks Applicable to Alger Small Cap Institutional Portfolio," "Risks Applicable to Alger MidCap Growth Institutional Portfolio" and "Risks Applicable to All Portfolios."

RISKS APPLICABLE TO ALGER BALANCED INSTITUTIONAL PORTFOLIO

The primary risks arising from the fixed-income portion of the portfolio are:

o fixed-income securities' sensitivity to interest rate movements; their market values tend to fall when interest rates rise;

o the potential for a decline in the portfolio's market value in the event of an issuer's falling credit rating or actual default.

Because the portfolio invests in companies of all market capitalizations, the primary risks for the equity portion of the portfolio are those summarized above in "Risks Applicable to Alger Small Cap Institutional Portfolio", "Risks Applicable to Alger MidCap Growth Institutional Portfolio" and "Risks Applicable to All Portfolios."

This  portfolio may appeal to investors who seek some  long-term  capital growth
while  also  maintaining   exposure  to  more   conservative,   income-producing
fixed-income investments.

RISKS APPLICABLE TO ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL PORTFOLIO

Because the portfolio invests in companies of all market capitalizations, the portfolio's primary risks are those summarized above in "Risks Applicable to Alger Small Cap Institutional Portfolio", "Risks Applicable to Alger MidCap Growth Institutional Portfolio" and "Risks Applicable to All Portfolios." Moreover, since the portfolio normally invests only in companies it deems to be socially responsible, your return may be less than it would have been had you invested in a portfolio which does not employ a social responsibility screen.

[Graphic Omitted]

PERFORMANCE

The following bar charts show each portfolio's performance from year to year and give you some indication of the risks of investing in the portfolio. They assume reinvestment of dividends and distributions.

The Average Annual Total Return Tables show the risk of investing in a portfolio by comparing the portfolio's performance over several periods with that of an appropriate benchmark index. The tables also show the effect of taxes on the portfolios' returns by presenting after-tax returns. These returns are calculated using the highest individual federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "Return After Taxes on Distributions and Sale of Fund Shares" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual
4
after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning Fund shares through tax-deferred accounts, such as IRAs or 401(k) plans. The annual returns assume reinvestment of dividends and distributions. Remember that a portfolio's past performance (before or after taxes) is not necessarily an indication of how it will perform in the future.

Each index used in the tables is a broad index designed to track a particular market or market segment. No expenses, fees or taxes are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest of the underlying securities that make up the respective index.

Effective November 15, 2002, the Alger LargeCapGrowth Institutional Portfolio has changed its performance benchmark from the S&P500 Index to the Russell 1000 Growth Index. Alger Capital Appreciation Institutional Portfolio and Alger Socially Responsible Growth Institutional Portfolio have changed their performance benchmark from the S&P 500 Index to the Russell 3000 Growth Index. Alger Balanced Institutional Portfolio has changed one of its benchmarks from the S&P500 Index to the Russell 1000 Growth Index. Each replacement index tracks the performance of stocks that Fund management believes are more closely representative of those stocks normally held by each respective portfolio. Alger MidCap Growth Institutional Portfolio has selected an additional performance benchmark, the Russell MidCap Growth Index.


o S&P 500 Index: An index of large company common stocks considered to be representative of the U.S. stock market in general.

o S&P Midcap 400 Index: An index of common stocks designed to track performance of medium capitalization companies.

o Russell 2000 Growth Index:An index of common stocks designed to track performance of small capitalization companies with greater than average growth orientation.

o Lehman Brothers Government/Credit Bond Index: An index designed to track performance of government and corporate bonds.

o Russell 1000 Growth Index: An index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation.

o Russell 3000 Growth Index: An index of common stocks considered to be representative of companies with greater than average growth orientation throughout the U.S. stock market in general.

0 Russell MidCap Growth Index: An index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.

ALGER SMALL CAP INSTITUTIONAL PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class I

[Data below represents bar chart in the printed piece]

3.51    60.83   14.83   14.21    25.01    52.16   -22.84  -27.98

 94      95      96      97       98       99       00      01     02

Best Quarter:               Q4 1998   30.16%
Worst Quarter:              Q1 2001  -26.59%

Average Annual Total Return as of December 31, 2002

                                               Since
                                             Inception
Class I                1 Year      5 Years   (11/8/93)
-------------------------------------------------------------
Small Cap

   Return Before Taxes   _____%     _____%     _____%
   Return After Taxes
     on Distributions    _____%     _____%     _____%
   Return After Taxes on
     Distributions And

     Sale of Fund Shares _____%     _____%     _____%
   Russell 2000 Growth
     Index               _____%     _____%     _____%


 ALGER MIDCAP GROWTH INSTITUTIONAL PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class I

[Data below represents bar chart in the printed piece]

 9.77   51.89   15.19   20.25   39.21   41.77   16.95   -6.18

   94      95     96      97      98      99      00      01   02

Best Quarter:                Q4 1998  31.43%
Worst Quarter:               Q1 2001 -17.48%

Average Annual Total Return as of December 31, 2002


                                               Since
                                             Inception
Class I                 1 Year     5 Years   (11/8/93)
----------------------------------------------------------------
MidCap Growth

   Return Before Taxes   _____%     _____%     _____%
   Return After Taxes
     on Distributions    _____%     _____%     _____%
   Return After Taxes on
     Distributions And

     Sale of Fund Shares _____%     _____%     _____%
Russell MidCap
   Growth Index          _____%     _____%     _____%
S&P MidCap 400 Index     _____%     _____%     _____%

 ALGER LARGECAP GROWTH INSTITUTIONAL PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class I

[Data below represents bar chart in the printed piece]

-2.95   39.52  11.32   26.72   49.97   35.24   -13.85   -12.25

   94     95     96      97      98      99       00       01    02

Best Quarter:               Q4 1998   27.08%
Worst Quarter:              Q3 2001  -18.35%

Average Annual Total Return as of December 31, 2002


                                               Since
                                             Inception
Class I                 1 Year     5 Years   (11/8/93)
----------------------------------------------------------------------
LargeCap Growth
   Return Before Taxes   _____%     _____%     _____%
   Return After Taxes
     on Distributions    _____%     _____%     _____%
   Return After Taxes on
     Distributions And

     Sale of Fund Shares _____%     _____%     _____%
Russell 1000
   Growth Index          _____%     _____%     _____%
S&P 500 Index            _____%     _____%     _____%


ALGER CAPITAL APPRECIATION INSTITUTIONAL PORTFOLIO
Annual Total Return as of December 31 each year (%)
Class I

[Data below represents bar chart in the printed piece]

  -8.34  54.51   10.06   25.44   63.44   88.73   -25.88   -16.86

    94     95      96      97      98      99       00       01    02

Best Quarter:                Q4 1999  38.50%
Worst Quarter:               Q4 2000 -22.97%

Average Annual Total Return as of December 31, 2002

                                               Since
                                             Inception
Class I                 1 Year     5 Years   (11/8/93)
---------------------------------------------------------------------
Capital Appreciation

   Return Before Taxes   _____%     _____%    _____%
   Return After Taxes
     on Distributions    _____%     _____%    _____%
   Return After Taxes on
     Distributions And
     Sale of Fund Shares _____%     _____%    _____%
Russell 3000
   Growth Index          _____%     _____%    _____%
S&P 500 Index            _____%     _____%    _____%

ALGER BALANCED INSTITUTIONAL PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class I

[Data below represents bar chart in the printed piece]

               -13.29

                 01       02

Best Quarter:  Q4 2001        3.54%
Worst Quarter: Q3 2001      -10.98%

Average Annual Total Return as of December 31, 2002

                                               Since
                                             Inception
Class I                       1 Year         (12/4/00)
------------------------------------------------------------------------
 Balanced

    Return Before Taxes       _____%         _____%
    Return After Taxes
     on Distributions         _____%         _____%
    Return After Taxes on
     Distributions And Sale
     of Fund Shares           _____%         _____%
 Russell 1000 Growth Index    _____%         _____%
 S&P 500 Index                _____%         _____%
 Lehman Gov't/Credit
    Bond Index                _____%        _____%


ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL PORTFOLIO

Annual Total Return as of December 31 each year (%)

Class I

[Data below represents bar chart in the printed piece]

               -23.12
                 01       02

Best Quarter:  Q4 2001       13.53%
Worst Quarter: Q3 2001      -18.82%

Average Annual Total Return as of December 31, 2002

                                               Since
                                             Inception
Class I                       1 Year         (12/4/00)
------------------------------------------------------------------------
 Socially Responsible
  Growth
    Return Before Taxes       _____%         _____%
    Return After Taxes
     on Distributions         _____%         _____%
    Return After Taxes on
     Distributions And Sale
     of Fund Shares           _____%         _____%
 Russell 3000 Growth Index    _____%         _____%
 S&P 500 Index                _____%         _____%

[Graphic Omitted]

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in the Fund. The following table shows the fees and expenses that you may incur if you buy and hold Class I shares of the portfolios. There are no sales charges on purchases or redemptions.

                                             ALGER          ALGER         ALGER           ALGER                     ALGER SOCIALLY
                                             SMALL         MIDCAP        LARGECAP        CAPITAL         ALGER        RESPONSIBLE
                                              CAP          GROWTH         GROWTH      APPRECIATION     BALANCED        GROWTH
                                         INSTITUTIONAL  INSTITUTIONAL  INSTITUTIONAL  INSTITUTIONAL  INSTITUTIONAL  INSTITUTIONAL
                                           PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
  SHAREHOLDER FEES
    (FEES PAID DIRECTLY

      FROM YOUR INVESTMENT)                   None          None            None           None          None            None
  ANNUAL FUND OPERATING EXPENSES

    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

  Management Fees                             .85%          .80%            .75%           .85%          .75%            .75%
  Distribution Fees                           None          None            None           None          None            None
  Shareholder Servicing Fees                  .25%          .25%            .25%           .25%          .25%            .25%
  Other Expenses                             ____%         ____%           ____%          ____%         ____%           ____%
                                           -------       -------         -------        -------       -------         -------
  Total Fund Annual Operating Expenses       ____%         ____%           ____%          ____%         ____%           ____%
                                           =======       =======         =======        =======       =======         =======

EXAMPLE

The following example, which reflects the shareholder fees and operating expenses listed above, is intended to help you compare the cost of investing in the portfolios with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class I shares of the Fund for the time periods indicated, regardless of whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      ALGER            ALGER             ALGER          ALGER
                      SMALL           MIDCAP           LARGECAP        CAPITAL       ALGER            ALGER
                       CAP            GROWTH            GROWTH      APPRECIATION   BALANCED     SOCIALLY RESPONSIBLE
                  INSTITUTIONAL    INSTITUTIONAL     INSTITUTIONAL  INSTITUTIONAL INSTITUTIONAL  GROWTH INSTITUTIONAL
                    PORTFOLIO        PORTFOLIO         PORTFOLIO      PORTFOLIO    PORTFOLIO        PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------

  One Year            $___             $___             $___            $___          $___           $___
  Three Years          ___              ___              ___             ___           ___            ___
  Five Years           ___              ___              ___             ___           ___            ___
  Ten Years            ___              ___              ___             ___           ___            ___

Each portfolio may compensate certain entities (other than the Distributor, Fred Alger & Company, Incorporated, and its affiliates) for providing recordkeeping and/or administrative services to participating institutional accounts holding Class I shares at an annual rate of up to .25% of the net asset value of Class I shares of the portfolio held by those accounts.

ADDITIONAL INFORMATION ABOUT
THE FUND'S INVESTMENTS

The portfolios may invest up to 100% of their assets in cash, high-grade bonds, or cash equivalents for temporary, defensive reasons if the Manager believes that adverse market or other conditions warrant. This is to attempt to protect the portfolio's assets from a temporary, unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. Such defensive measures, if employed, may result in the portfolio not achieving its investment goals.

Other securities the portfolios may invest in are discussed in the Fund's Statement of Additional Information (see back cover).

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/02) $____ billion in mutual fund assets as well as $_____ billion in other assets. The Manager makes investment decisions for the portfolios and continuously reviews and administers their investment programs. These management responsibilities are subject to the supervision of the Fund's Board of Trustees. The Fund has had the same manager since its inception, and the portfolios pay the Manager fees at the following annual rates based on a percentage of average daily net assets: Small Cap and Capital Appreciation--.85%; MidCap Growth--.80%; Balanced, Socially Responsible Growth and LargeCap Growth--.75%.

PORTFOLIO MANAGERS

Fred M. Alger III is the chief market strategist for all portfolios, overseeing the investments of each portfolio since September 2001. Mr Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the portfolios prior to 1995. Dan C. Chung, CFA, David Hyun, CFA, Alison Barbi, CFA and Jill Greenwald, CFA are the individuals responsible for the day-to-day management of portfolio investments. Mr. Chung, manager of the MidCap Growth Portfolio and co-manager of the Balanced and LargeCap Growth Portfolios since September 2001, has been employed by the Manager since 1994, as a Vice President and analyst from 1996 to 1999, as a Senior Vice President and senior analyst until 2000, as an Executive Vice President and portfolio manager since 2000 and as Chief Investment Officer since September 2001. Mr. Hyun, manager of the Socially Responsible Growth and Capital Appreciation Portfolios and co-manager of the LargeCap Growth Portfolio since September 2001, has been employed by the Manager as an Executive Vice President since September 2001, prior to which he was employed by the Manager as an analyst from 1991 until 1997, as a Senior Vice President and portfolio manager from 1997 until June
2000, and a portfolio manager at Oppenheimer Funds from June 2000 until September 2001. Ms. Barbi, co-manager of the Balanced Portfolio, has been employed by the Manager since September 2001, as a Senior Vice President and portfolio manager, prior to which she was a Vice President and securities trader at NationsBanc Montgomery Securities, LLC from 1990 until 1998, and a private investor since 1998. Ms. Greenwald, manager of the Small Cap Portfolio since November 2001, has been employed by the Manager as a Senior Vice President and portfolio manager since November 2001, prior to which she was employed by the Manager as an analyst and later a senior analyst from 1986 to 1992, as a Man-aging Director and senior portfolio manager at Chase Manhattan Bank from 1994 through 1999 and as a Senior Vice President and Investment Officer at J & W Seligman & Co. from 1999 until November 2001.

PRIOR PERFORMANCE OF SIMILAR ACCOUNTS

Because Alger Balanced Institutional Portfolio and Alger Socially Responsible Growth Institutional Portfolio have only recently commenced operations, annual performance information for them is limited. However, more extensive performance information is set forth below for a mutual fund substantially similar to Alger Balanced Institutional Portfolio and for private accounts similar to Alger Socially Responsible Growth Institutional Portfolio. Please remember that the past performance set forth below is not indicative of the future performance of the Alger Balanced Institutional Portfolio or the Alger Socially Responsible Growth Institutional Portfolio.


Alger Balanced Institutional Portfolio has been modeled after Alger Balanced Portfolio, a portfolio of The Alger Fund. The two portfolios are managed by the same portfolio managers and there are no material differences in the investment objectives, policies or strategies between the two portfolios. The following table shows the average annual total returns for the Alger Balanced Portfolio for the one-, five- and ten-year periods ended December 31, 2002 and for the period since the portfolio's inception through December 31, 2002. These figures are based on the actual gross investment performance of the Class B shares of Alger Balanced Portfolio (the class of shares with the longest operating history). From the gross investment performance figures, the Total Fund Operating Expenses for the Class I shares of the Alger Balanced Institutional Portfolio are deducted to arrive at the net return. Net returns assume the reinvestment of dividends and distributions. The performance of appropriate benchmark indexes is also presented. Please remember that the past performance (before or after taxes) of the Alger Balanced Portfolio is not indicative of future returns of either that portfolio or the Alger Balanced Institutional Portfolio. In addition, Alger Balanced Institutional Portfolio's future performance may be greater or less than the performance of Alger Balanced Portfolio due to, among other things, differences in portfolio composition, inception dates, expenses, asset sizes and cash flows.


ALGER BALANCED PORTFOLIO

Annual Total Return for Class B Shares
as of December 31 each year (%)

[Data below represents bar chart in the printed piece]

8.34  -6.57  31.52  6.20  18.73  31.94  24.63  -6.12  -4.58

 93     94     95    96     97     98    99      00     01   02

Best Quarter:              Q4 1998  17.54%
Worst Quarter:             Q3 2001   -7.79%

Average Annual Total Return as of December 31, 2002*

                                                              Since
                            1 Year     5 Years    10 Years  Inception
--------------------------------------------------------------------------------

Class B (Inception 6/1/92)

Return Before Taxes           ____%      ____%      ____%       ____%
Return After Taxes

  on Distributions            ____%      ____%      ____%       ____%
Return After Taxes

  on Distributions and

  Sale of Fund Shares         ____%      ____%      ____%       ____%
Russell 1000 Growth Index     ____%      ____%      ____%       ____%
S&P 500 Index                 ____%      ____%      ____%       ____%
Lehman Gov't/Credit
   Bond Index                 ____%      ____%      ____%       ____%


* Does not reflect the contingent deferred sales charge imposed on Alger Balanced Portfolio Class B shares. The Alger Balanced Institutional Portfolio is not subject to sales charges.

The S&P 500 Index is an index of large company common stocks considered to be representative of the U.S. stock market in general. The Lehman Brothers Government/Credit Bond Index is an index designed to track the performance of government and corporate bonds. The indexes, which are unmanaged, reflect the reinvestment of dividends and interest on the underlying securities that make up the respective index, but do not reflect fees, taxes, brokerage commissions or other expenses of investing.

The Manager advises a number of private accounts with investment objectives, policies and strategies that are # substantially equivalent to those of Alger Socially Responsible Growth Institutional Portfolio. The perfor-mance returns for those accounts are set forth below. Performance figures include all accounts substantially similar to the Alger Socially Responsible Growth Institutional Portfolio. Return figures reflect the gross performance of the accounts, adjusted to reflect the deduction of the Total Fund Operating Expenses for the Alger Socially Responsible Growth Institutional Portfolio. Returns assume the reinvestment of dividends and distributions. You should keep in mind that these private accounts are not registered under the Investment Company Act and therefore were not subject to the investment restrictions imposed by the Act during the periods for which their performance is presented. If they had been, their performance might have been lower. Please remember that the past performance of the private accounts set forth below is not indicative of the future returns of either those accounts or the Alger Socially Responsible Growth Institutional Portfolio.

ALGER SOCIALLY RESPONSIBLE COMPOSITE
Annual Total Return as of December 31 each year (%)

Average Annual Total Return as of December 31, 2002*

   12.17  -5.34  34.40  8.19  21.37  46.57  49.95  -32.14  -18.35

     93     94     95    96     97     98     99     00      01     02

Best Quarter:              Q4 1999  37.39%
Worst Quarter:             Q4 2000  -19.23%

Average Annual Total Return as of December 31, 2002

                           1 Year   5 Years  10 Years
-----------------------------------------------------------------------

Alger Socially Responsible
 Composite                 ____%    ____%     ____%
Russell 3000 Growth Index  ____%    ____%     ____%
S&P 500 Index              ____%    ____%     ____%

Average Annual Total Return as of December 31, 2002*

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT
Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302

NET ASSET VALUE

The price of one share is its "net asset value," or NAV. The NAV is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of each portfolio on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Board of Trustees. Short-term money market instruments held by the portfolios are valued on the basis of amortized cost.

                                                         NAV (NET ASSET VALUE IS
                                                              COMPUTED BY ADDING
                                                       TOGETHER THE VALUE OF THE
                                                    PORTFOLIO'S INVESTMENTS PLUS
                                                           CASH AND OTHER ASSETS
                                                     SUBTRACTING ITS LIABILITIES
                                                           AND THEN DIVIDING THE
                                                     RESULT BY THE NUMBER OF ITS
                                                             OUTSTANDING SHARES.

DIVIDENDS AND DISTRIBUTIONS


The Fund declares and pays dividends and distributions annually. The Fund expects that its annual distributions to shareholders will consist primarily of capital gains in the case of each portfolio other than Alger Balanced Institutional Portfolio, which is expected to have distributions consisting of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of a portfolio because of the classes' differing expenses.


Capital gains may be taxable to you at different rates, depending upon how long the portfolio held the securities that it sold to create the gains (rather than the length of time you have held shares of the portfolio); net investment income is taxable as ordinary income. Participants in tax-deferred accounts ordinarily will not be subject to taxation on dividends from net investment income and net realized capital gains until they receive a distribution of the dividends from their plan accounts.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.

CLASSES  OF FUND SHARES


Each portfolio offers two classes of shares: Class I shares and Class R shares. Only Class I shares are offered in this prospectus. Both classes are offered only to institutional investors, including, but not limited to, qualified pension and retirement plans. The classes differ in that Class R shares are subject to a distribution fee, whereas by contrast, Class I shares provide payments to third parties for record keeping and/or administrative services, but are not subject to distribution fees.


PURCHASING AND REDEEMING FUND SHARES

The Fund is an investment vehicle for institutional investors, such as corporations, foundations, and trusts managing various types of employee benefit plans, as well as charitable, religious and educational institutions. Typical institutional investors include banks, insurance companies, broker-dealers, investment advisers, investment companies, qualified pension and profit-sharing plans, non-qualified deferred compensation plans, and trusts funding charitable, religious and educational institutions. The minimum initial investment in the Fund is $500,000. The Distributor may, at its discretion, waive this minimum under special circumstances. For purpo-ses of the minimum, the Distributor may treat appropriately-related investors--for example, trust funds of the same bank, separate accounts of the same insurance company, clients whose investments are managed by a single bank, insurance company, investment adviser or broker-dealer, or institutional clients of a financial intermediary that maintains an omnibus account with the Fund--as a single investor.

The Fund's shares can be purchased or redeemed on any day the New York Stock Exchange is open. Orders will be processed at the NAV next calculated after a purchase or redemption request is received in good order by the transfer agent. All orders for purchase of shares are subject to acceptance or rejection by the Fund or its transfer agent. The transfer agent pays for redemptions within seven days after it accepts a redemption request.

Excessive movement of assets into and out of the Fund by market timers or other investors may disrupt the management of the Fund and increase its expenses. Accordingly, the Fund may reject purchase orders, on a temporary or permanent basis, from investors exhibiting a pattern of frequent or short-term trading in Fund shares or the shares of other funds sponsored by Alger Management.

The Fund may redeem some shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the period from commencement of operations through the year ended October 31, 2001 has been audited by Arthur Andersen LLP and information for the year ended October 31, 2002 has been audited by Ernst & Young LLP whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.


ALGER SMALL CAP INSTITUTIONAL PORTFOLIO
CLASS I SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                          From
                                                                                                    November 8, 1993
                                                                                                    (commencement of
                                                                                                      operations) to
                                                          Year Ended October 31,                       Oct. 31(i)
---------------------------------------------------------------------------------------------------------------------------
                             2002      2001       2000      1999      1998      1997      1996      1995       1994
                            -----     -----      -----     -----     -----     -----     -----     -----      -----
  Net asset value,
    beginning of period  $   13.35   $ 23.78   $ 22.82   $ 16.37    $ 18.00   $ 17.87   $ 17.92   $ 10.83    $ 10.00
                          --------  --------  --------  --------   --------  --------  --------  --------   --------
  Net investment income
    (loss)                   (0.13)(ii)(0.08)(ii)(0.06)(ii)(0.12)(ii) (0.08)    (0.10)    (0.05)    (0.07)     (0.07)
  Net realized and
    unrealized gain (loss)
    on investments           (2.25)   (10.35)     2.50      8.65       0.02      3.13      1.72      7.23       0.90
                          --------  --------  --------  --------   --------  --------  --------  --------   --------
  Total from

    investment operations    (2.38)   (10.43)     2.44      8.53      (0.06)     3.03      1.67      7.16       0.83
  Distributions from
    net realized gains          --        --     (1.48)    (2.08)     (1.57)    (2.90)    (1.72)    (0.07)     --
                          --------  --------  --------  --------   --------  --------  --------  --------   --------
  Net asset value,
    end of period          $ 10.97   $ 13.35   $ 23.78   $ 22.82    $ 16.37   $ 18.00   $ 17.87   $ 17.92    $ 10.83
                          ========  ========  ========  ========   ========  ========  ========  ========   ========
  Total Return               (17.8%)   (43.9%)    10.1%     52.7%      (1.8%)    19.0%      9.2%     66.2%       8.3%
                          ========  ========  ========  ========   ========  ========  ========  ========   ========
  Ratios and
    Supplemental Data:

    Net assets, end of
      period
      (000's omitted)     $ 62,780  $ 86,790  $187,973  $ 63,711   $ 29,938  $ 31,499  $ 30,043  $ 23,002    $ 9,513
                          ========  ========  ========  ========   ========  ========  ========  ========   ========
   Ratio of expenses to
      average net assets      1.25%     1.19%     1.17%     1.02%      1.03%     1.06%     1.05%     1.13%      1.47%
                          ========  ========  ========  ========   ========  ========  ========  ========   ========
    Ratio of net
       investment income
       (loss) to average
       net assets            (1.01%)   (0.46%)   (0.23%)   (0.57%)    (0.55%)   (0.62%)   (0.54%)   (0.73%)    (0.80%)
                          ========  ========  ========  ========   ========  ========  ========  ========   ========
    Portfolio Turnover
       Rate                 138.01%   191.89%   242.45%   193.32%    169.97%   134.25%   182.49%   104.84%    186.76%
                          ========  ========  ========  ========   ========  ========  ========  ========   ========

(i)  Ratios  have been  annualized;  total  return has not been  annualized.

(ii) Amount was computed based on average shares outstanding during the year.

  ALGER MIDCAP GROWTH INSTITUTIONAL PORTFOLIO

  CLASS I SHARES

  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                          From
                                                                                                    November 8, 1993
                                                                                                    (commencement of
                                                                                                      operations) to
                                                          Year Ended October 31,                       Oct. 31(i)
---------------------------------------------------------------------------------------------------------------------------
                                2002      2001       2000      1999      1998      1997      1996      1995       1994
                               -----     -----      -----     -----     -----     -----     -----     -----      -----
  Net asset value, beginning
    of period                 $ 13.34   $ 17.53   $ 11.80    $ 8.83    $ 11.36   $ 14.48   $ 16.34   $ 11.66    $ 10.00
                             --------  --------  --------  --------   --------  --------  --------  --------   --------
  Net investment income
    (loss)                      (0.10)(ii)(0.08)(ii)(0.04)(ii)(0.05)(ii) (0.06)(ii)(0.15)    (0.07)    (0.07)     (0.09)

  Net realized and unrealized
    gain (loss)
    on investments              (2.48)    (3.44)     6.07      3.78       1.78      3.46      1.09      6.07       1.75
                             --------  --------  --------  --------   --------  --------  --------  --------   --------
  Total from investment
    operations                  (2.58)    (3.52)     6.03      3.73       1.72      3.31      1.02      6.00       1.66

  Distributions from
    net realized gains          --        (0.67)    (0.30)    (0.76)     (4.25)    (6.43)    (2.88)    (1.32)        --
                             --------  --------  --------  --------   --------  --------  --------  --------   --------
  Net asset value,
    end of period            $  10.76   $ 13.34   $ 17.53   $ 11.80     $ 8.83   $ 11.36   $ 14.48   $ 16.34    $ 11.66
                             ========  ========  ========  ========   ========  ========  ========  ========   ========
  Total Return                  (19.3%)   (20.6%)    51.3%     42.4%      11.5%     28.6%      6.2%     54.1%      16.6%
                             ========  ========  ========  ========   ========  ========  ========  ========   ========
  Ratios and
    Supplemental Data:

    Net assets, end of period
      (000's omitted)        $215,727  $217,153  $177,566  $ 28,233    $ 6,667   $ 6,435   $ 9,726  $ 10,914    $ 6,774
                             ========  ========  ========  ========   ========  ========  ========  ========   ========
    Ratio of expenses to
      average net assets         1.17%     1.13%     1.12%     1.23%      1.22%     1.31%     1.16%     1.23%      1.53%
                             ========  ========  ========  ========   ========  ========  ========  ========   ========
    Ratio of net investment
      income (loss) to
      average net assets        (0.81%)   (0.51%)   (0.24%)   (0.49%)    (0.52%)   (0.79%)   (0.45%)   (0.69%)    (0.89%)
                             ========  ========  ========  ========   ========  ========  ========  ========   ========
    Portfolio Turnover Rate    284.69%   130.93%   113.14%   165.68%    184.23%   183.31%   170.21%   132.74%    134.06%
                             ========  ========  ========  ========   ========  ========  ========  ========   ========


(i)  Ratios have been  annualized;  total  return has not been  annualized.
(ii) Amount was computed based on average shares outstanding during the year.

  ALGER LARGECAP GROWTH INSTITUTIONAL PORTFOLIO
  CLASS I SHARES


  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                          From
                                                                                                    November 8, 1993
                                                                                                    (commencement of
                                                                                                      operations) to
                                                          Year Ended October 31,                       Oct. 31(i)
---------------------------------------------------------------------------------------------------------------------------
                               2002      2001       2000      1999      1998      1997      1996      1995       1994
                              -----     -----      -----     -----     -----     -----     -----     -----      -----
  Net asset value, beginning
    of period                $ 11.63   $ 17.15   $ 17.17   $ 12.37    $ 10.78    $ 9.32   $ 11.65   $ 10.38    $ 10.00
                            --------  --------  --------  --------   --------  --------  --------  --------   --------
  Net investment income
    (loss)                     (0.03)(ii)(0.03)(ii)(0.03)(ii)(0.05)     (0.01)(ii)(0.02)(ii)(0.01)    (0.01)     (0.03)
  Net realized and unrealized
    gain (loss)
    on investments             (2.90)    (4.50)     1.92      5.23       2.82      2.65      0.91      3.59       0.41
                            --------  --------  --------  --------   --------  --------  --------  --------   --------
  Total from investment
    operations                 (2.93)    (4.53)     1.89      5.18       2.81      2.63      0.90      3.58       0.38
  Distributions from
    net realized gains         --        (0.99)    (1.91)    (0.38)     (1.22)    (1.17)    (3.23)    (2.31)     --
                            --------  --------  --------  --------   --------  --------  --------  --------   --------
  Net asset value,
    end of period             $ 8.70   $ 11.63   $ 17.15   $ 17.17    $ 12.37   $ 10.78    $ 9.32   $ 11.65    $ 10.38
                            ========  ========  ========  ========   ========  ========  ========  ========   ========
  Total Return                (25.2%)   (27.5%)     10.3%     42.0%      25.4%     28.8%      8.2%     37.1%       3.8%
                            ========  ========  ========  ========   ========  ========  ========  ========   ========
  Ratios and
    Supplemental Data:
    Net assets,
    end of period
      (000's omitted)       $108,660  $ 97,308  $126,573  $ 72,746   $ 40,196  $ 22,922  $ 11,325  $ 13,042    $ 9,365
                            ========  ========  ========  ========   ========  ========  ========  ========   ========
    Ratio of expenses
      to average
      net assets                1.14%     1.09%     1.06%     1.07%      1.11%     1.13%     1.07%     1.11%      1.26%
                            ========  ========  ========  ========   ========  ========  ========  ========   ========
    Ratio of net investment
       income (loss) to
       average
       net assets              (0.24%)   (0.20%)   (0.16%)   (0.39%)    (0.06%)   (0.22%)   (0.09%)   (0.18%)    (0.29%)
                            ========  ========  ========  ========   ========  ========  ========  ========   ========
    Portfolio Turnover Rate   202.07%    89.54%   101.29%   143.80%    130.31%   159.38%   142.83%   133.42%    103.79%
                            ========  ========  ========  ========   ========  ========  ========  ========   ========


(i)  Ratios have been  annualized;  total  return has not been  annualized.

(ii) Amount was computed based on average shares outstanding during the year.

                      [This page intentionally left blank.]

ALGER CAPITAL APPRECIATION INSTITUTIONAL PORTFOLIO

CLASS I SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD




                                                                                             Year Ended October 31,
---------------------------------------------------------------------------------------------------------------------------
                                                          2002              2001             2000              1999
                                                          -----             -----            -----             -----
  Net asset value, beginning of period                    $ 11.66          $  18.12         $  16.19           $  8.98
                                                         --------       -----------      -----------        ----------
  Net investment income (loss)                              (0.08)(i)         (0.03)(ii)       (0.09)(ii)        (0.09)(ii)
  Net realized and unrealized gain (loss) on investments    (2.61)            (6.37)            2.24              7.63
                                                         --------       -----------      -----------        ----------
  Total from investment operations                          (2.69)            (6.40)            2.15              7.54
  Distributions from net realized gains                     --                (0.06)           (0.22)            (0.33)
                                                         --------       -----------      -----------        ----------
  Net asset value, end of period                           $ 8.97          $  11.66         $  18.12          $  16.19
                                                         ========       ===========      ===========        ==========
  Total Return                                             (23.1%)           (35.4%)            13.1%             84.3%
                                                         ========       ===========      ===========        ==========
  Ratios and Supplemental Data:

    Net assets, end of period (000's omitted)            $132,010        $  187,187       $  279,916         $  96,711
                                                         ========       ===========      ===========        ==========
    Ratio of expenses excluding interest to average
      net assets                                            --                 1.18%            1.14%             1.28%
                                                         ========       ===========      ===========        ==========
    Ratio of expenses including interest to average
      net assets                                             1.23%             1.18%            1.14%             1.29%
                                                         ========       ===========      ===========        ==========
    Ratio of net investment income (loss) to
      average net assets                                    (0.73%)           (0.21%)          (0.43%)           (0.59%)
                                                         ========       ===========      ===========        ==========
    Portfolio Turnover Rate                                180.39%           104.17%          144.16%           155.40%
                                                         ========       ===========      ===========        ==========
    Amount of debt outstanding at end of period             --                --               --                --
                                                         ========       ===========      ===========        ==========
    Average amount of debt outstanding during the period    --             $  9,863            --            $  42,036
                                                         ========       ===========      ===========        ==========
    Average daily number of shares outstanding
      during the period                                     --           16,243,340       12,487,537         2,470,314
                                                         ========       ===========      ===========        ==========
    Average amount of debt per share during the period      --                --               --             $   0.02
                                                         ========       ===========      ===========        ==========

 (i) Ratios have been  annualized;  total return has not been  annualized.
(ii) Amount was computed based on average shares outstanding during the year.

                                                          From
                                                     November 8, 1993
                                                    (commencement of
                                                      operations) to
                                                       Oct. 31(i)
-------------------------------------------------------------------------
   1998              1997          1996         1995          1994
  -----             -----         -----        -----         -----
   $ 9.70           $ 9.88        $ 12.72     $ 10.08        $ 10.00
 --------         --------       --------    --------       --------
    (0.08)(ii)       (0.10)(ii)     (0.07)      (0.19)         (0.23)
     2.96             2.51           0.83        5.30           0.31
 --------         --------       --------    --------       --------
     2.88             2.41           0.76        5.11           0.08
    (3.60)           (2.59)         (3.60)      (2.47)         --
 --------         --------       --------    --------       --------
   $ 8.98           $ 9.70         $ 9.88     $ 12.72        $ 10.08
 ========         ========       ========    ========       ========
    28.1%            26.1%           6.1%       54.4%            0.8%
 ========         ========       ========    ========       ========


  $ 5,587          $ 4,520        $ 6,703     $ 8,116        $ 5,251
 ========         ========       ========    ========       ========

     1.37%            1.47%          1.37%       1.43%          1.78%
 ========         ========       ========    ========       ========

     1.44%            1.62%          1.44%       2.70%          2.87%
 ========         ========       ========    ========       ========

    (0.79%)          (1.02%)        (0.94%)     (2.32%)        (2.53%)
 ========         ========       ========    ========       ========
   177.09%          159.56%        203.46%     188.53%        229.11%
 ========         ========       ========    ========       ========
    --            $127,000             --    $302,600       $955,600
 ========         ========       ========    ========       ========
 $ 49,890         $127,915       $ 62,130    $939,600       $826,076
 ========         ========       ========    ========       ========

  505,939          511,947        595,051     565,805        515,270
 ========         ========       ========    ========       ========
   $ 0.10           $ 0.25         $ 0.10      $ 1.66         $ 1.60
 ========         ========       ========    ========       ========

ALGER BALANCED INSTITUTIONAL PORTFOLIO
CLASS I SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                               Year Ended        From December 4, 2000
                                                               October 31,   (commencement of operations)
                                                                  2002          to October 31, 2001 (i)
                                                               -----------   ----------------------------
Net asset value, beginning of period ........................   $   8.20               $  10.00
                                                                --------               --------
Net investment income (loss) ................................      (0.39)(ii)          $  (0.11)(ii)
Net realized and unrealized loss on investments .............      (1.14)                 (1.69)
                                                                --------               --------
   Total from investment operations .........................      (1.53)                 (1.80)
                                                                --------               --------
Net asset value, end of period ..............................   $   6.67                $  8.20
                                                                ========               ========
Total Return ................................................      (18.7%)                (18.0%)
                                                                ========               ========
Ratios and Supplemental Data:

  Net assets, end of period (000's omitted) .................      $ 225                 $  108
                                                                ========               ========
  Ratio of expenses to average net assets ...................       6.72%                  3.13%
                                                                ========               ========
   Ratio of net investment income (loss) to average
      net assets ............................................     (5.21%)                (1.44%)
                                                                ========               ========
  Portfolio Turnover Rate ...................................     321.89%                 15.99%
                                                                ========               ========


(i)  Ratios have been  annualized;  total  return has not been  annualized.
(ii) Amount was computed based on average shares outstanding during the period.

ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL PORTFOLIO
CLASS I SHARES


FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                               Year Ended        From December 4, 2000
                                                               October 31,   (commencement of operations)
                                                                  2002          to October 31, 2001 (i)
                                                               -----------   ----------------------------
Net asset value, beginning of period .......................    $   6.37               $  10.00
                                                                --------               --------
Net investment income (loss) ...............................       (0.77)(ii)          $  (0.30)(ii)
Net realized and unrealized loss on investments ............       (1.17)                 (3.33)
                                                                --------               --------
   Total from investment operations ........................       (1.94)                 (3.63)
                                                                --------               --------
Net asset value, end of period .............................    $   4.43               $   6.37
                                                                ========               ========
Total Return ...............................................       (30.5%)                (36.3%)
                                                                ========               ========
Ratios and Supplemental Data:

  Net assets, end of period (000's omitted) ................    $     46               $     77
                                                                ========               ========
  Ratio of expenses to average net assets ..................       13.48%                  5.31%
                                                                ========               ========
   Ratio of net investment income (loss) to average
      net assets ...........................................      (13.17%)                (4.75%)
                                                                ========               ========
  Portfolio Turnover Rate ..................................      205.83%                114.33%
                                                                ========               ========


(i)  Ratios have been  annualized;  total  return has not been  annualized.
(ii) Amount was computed based on average shares outstanding during the period.

FOR FUND INFORMATION:

By telephone:   (800) 992-3362

By mail:        The Alger Institutional Fund
                111 Fifth Avenue
                New York, NY 10003


STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period of the report. You can receive free copies of these reports by calling the Fund's toll-free number or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, D.C. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGARdatabase on the SEC's Internet site at http://www.sec.gov.

DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED

THE ALGER INSTITUTIONAL FUND

SEC FILE #811-7986                              IFI13

                  THE ALGER
         INSTITUTIONAL FUND

             CLASS I SHARES

      AVAILABLE FOR INVESTMENT BY INSTITUTIONAL
      INVESTORS

                                               PROSPECTUS

                                        JANUARY ___, 2003

                  ALGER SMALL CAP INSTITUTIONAL PORTFOLIO
              ALGER MIDCAP GROWTH INSTITUTIONAL PORTFOLIO
            ALGER LARGECAP GROWTH INSTITUTIONAL PORTFOLIO
       ALGER CAPITAL APPRECIATION INSTITUTIONAL PORTFOLIO
                   ALGER BALANCED INSTITUTIONAL PORTFOLIO
ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL PORTFOLIO

      As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

      An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or other government agency.
                                                                          [LOGO]

                                                                       THE ALGER
                                                              INSTITUTIONAL FUND


                                                                       (FORMERLY
                                                                       THE ALGER
                                                                RETIREMENT FUND)

                                                                  CLASS R SHARES


                                                                      PROSPECTUS


                                                                JANUARY __, 2003




TABLE OF CONTENTS

 2 .......... Risk/Return Summary: Investments, Risks & Performance
      2 ..... Investments
              Alger Small Cap
              Institutional Portfolio ........................ 2
              Alger MidCap Growth
              Institutional Portfolio ........................ 2
              Alger LargeCap Growth
              Institutional Portfolio ........................ 2
              Alger Capital Appreciation
              Institutional Portfolio ........................ 3
              Alger Balanced Institutional
              Portfolio ...................................... 3
              Alger Socially Responsible
              Growth Institutional Portfolio ................. 3

      3 ..... Risks
              Alger Small Cap
              Institutional Portfolio ........................ 4
              Alger MidCap Growth
              Institutional Portfolio ........................ 4
              Alger LargeCap Growth
              Institutional Portfolio ........................ 4
              Alger Capital Appreciation
              Institutional Portfolio ........................ 4
              Alger Balanced Institutional
              Portfolio ...................................... 4
              Alger Socially Responsible
              Growth Institutional Portfolio ................. 4
      4 ..... Performance
              Alger Small Cap
              Institutional Portfolio ........................ 6
              Alger MidCap Growth
              Institutional Portfolio ........................ 6
              Alger LargeCap Growth
              Institutional Portfolio ........................ 7
              Alger Capital Appreciation
              Institutional Portfolio ........................ 7
              Alger Balanced Institutional
              Portfolio ...................................... 8
              Alger Socially Responsible
              Growth Institutional Portfolio ................. 8
9 ........... Fees and Expenses
10 .......... Management and Organization
11 .......... Prior Performance of
              Similar Accounts
              Alger Balanced Portfolio ....................... 11
              Alger Socially Responsible
              Composite ...................................... 12
12 .......... Shareholder Information
              Distributor .................................... 12
              Transfer Agent ................................. 12

              Classes of Fund Shares ......................... 13

              Purchasing and Redeeming
              Fund Shares .................................... 13
14 .......... Financial Highlights
              Alger Small Cap
              Institutional Portfolio ........................ 14
              Alger MidCap Growth
              Institutional Portfolio ........................ 15
              Alger LargeCap Growth
              Institutional Portfolio ........................ 16
              Alger Capital Appreciation
              Institutional Portfolio ........................ 18
              Alger Balanced
              Institutional Portfolio ........................ 20
              Alger Socially Responsible Growth
              Institutional Portfolio ........................ 21

Back Cover:   How to obtain more information

[GRAPHIC OMITTED]


RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

INVESTMENTS: THE ALGER INSTITUTIONAL FUND

The  investment  goal  and  primary  approach  of each  portfolio  is  discussed individually below. All of the portfolios, with the exception of the fixed-income portion of the Balanced Institutional Portfolio, invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. They invest primarily in "growth" stocks. The Fund's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

o High Unit Volume Growth

Vital, creative companies which offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o Positive Life Cycle Change

Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The company's market capitalization will dictate in which portfolio(s) the securities will be placed. The market capitalization of a company is its price per share multiplied by the number of its outstanding shares.

ALGER SMALL CAP INSTITUTIONAL PORTFOLIO

GOAL

THE ALGER SMALL CAP INSTITUTIONAL PORTFOLIO SEEKS LONG-TERM CAPITAL
APPRECIATION.

APPROACH

The portfolio focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company has a market capitalization within the range of companies in the Russell 2000 Growth Index or the S&P SmallCap 600 Index.

ALGER MIDCAP GROWTH INSTITUTIONAL PORTFOLIO

GOAL

THE  ALGER  MIDCAP  GROWTH  INSTITUTIONAL   PORTFOLIO  SEEKS  LONG-TERM  CAPITAL
APPRECIATION.

APPROACH

The portfolio focuses on midsize companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having market capitalizations, at the time of investment, within the range of companies in the S&P MidCap 400 Index. Effective March , 2003, under normal circumstances, the Portfolio will invest primarily in the equity securities of companies having market capitalizations at the time of investment, within the range of companies in the Russell MidCap Growth Index or the S&P MidCap 400 Index.

ALGER LARGECAP GROWTH INSTITUTIONAL PORTFOLIO

GOAL

THE ALGER LARGECAP GROWTH INSTITUTIONAL PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH

The portfolio (formerly Alger Growth Retirement Portfolio) focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $10 billion or greater.

ALGER CAPITAL APPRECIATION INSTITUTIONAL PORTFOLIO

GOAL

THE ALGER CAPITAL APPRECIATION INSTITUTIONAL PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH

Under normal circumstances, the portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential.

ALGER BALANCED INSTITUTIONAL PORTFOLIO

GOAL

THE ALGER BALANCED INSTITUTIONAL PORTFOLIO SEEKS CURRENT INCOME AND LONG-TERM CAPITAL APPRECIATION.

APPROACH

The portfolio focuses on stocks of companies with growth potential and fixed-income securities, with emphasis on income-producing securities which appear to have some potential for capital appreciation. Under normal circumstances, the portfolio invests in common stocks and fixed-income securities, which include commercial paper and bonds rated within the four highest rating categories by an established rating agency. Ordinarily, at least 25% of the portfolio's net assets are invested in fixed-income securities.

ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL PORTFOLIO

GOAL

THE ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH

Under normal circumstances, the portfolio invests primarily in equity securities of companies of any size that, in the opinion of the portfolio's management, conduct their business in a socially responsible manner, while demonstrating promising growth potential. Socially responsible conduct extends to the areas of protection of the environment, fair labor practices, equal employment opportunity, the protection of consumers, and, more generally, the enhancement of the quality of life. For example, the portfolio seeks to avoid investments in companies that consistently employ unfair labor practices or maintain practices that degrade the environment. The portfolio does not invest in companies primarily engaged in the manufacturing or distribution of weapons, tobacco or alcohol or the operation of gambling establishments.


[GRAPHIC OMITTED]

RISKS

RISKS APPLICABLE TO ALL PORTFOLIOS

As with any fund that invests in stocks, your investment may fluctuate in value and the possible loss of your investment is a risk of investing. A portfolio's price per share will fluctuate due to changes in the market prices of its investments. An investment in a portfolio may not grow as fast as the rate of inflation. Additionally, stocks tend to be more volatile than some other investments you could make, such as bonds. Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the portfolios' investment styles and objectives, an investment in them may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

A portfolio's trading in some stocks may be relatively short-term, meaning the Fund may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses and thereby may adversely affect Fund performance. In addition, a high level of short-term trading may increase a portfolio's realized gains, thereby increasing the amount that must be distributed to shareholders at the end of the year.

There may be additional risks applicable to a specific portfolio because of its investment approach.

RISKS APPLICABLE TO ALGER SMALL CAP INSTITUTIONAL PORTFOLIO

A risk of investing in the portfolio is:

o the possibility of greater risk of a decrease in the value of your investment by investing in smaller, less-seasoned companies rather than larger, more-established companies owing to such factors as inexperienced management and limited financial resources.

RISKS APPLICABLE TO ALGER MIDCAP GROWTH INSTITUTIONAL PORTFOLIO

A risk of investing in the portfolio is:

o the possibility of greater risk of a decrease in the value of your investment by investing in medium-sized companies rather than larger, more-established companies owing to such factors as inexperienced management and limited financial resources.

RISKS APPLICABLE TO ALGER LARGECAP GROWTH INSTITUTIONAL PORTFOLIO

The portfolio's primary risks are those summarized above in "Risks Applicable to All Portfolios."

RISKS APPLICABLE TO ALGER CAPITAL  APPRECIATION  INSTITUTIONAL
PORTFOLIO

Because the portfolio invests in companies of all market capitalizations, the portfolio's primary risks are those summarized above in "Risks Applicable to Alger Small Cap Institutional Portfolio," "Risks Applicable to Alger MidCap Growth Institutional Portfolio" and "Risks Applicable to All Portfolios."

RISKS APPLICABLE TO ALGER BALANCED INSTITUTIONAL PORTFOLIO

The primary risks arising from the fixed-income portion of the portfolio are:

o fixed-income securities' sensitivity to interest rate movements; their market values tend to fall when interest rates rise;

o the potential for a decline in the portfolio's market value in the event of an issuer's falling credit rating or actual default.

Because the portfolio invests in companies of all market capitalizations, the primary risks for the equity portion of the portfolio are those summarized above in "Risks Applicable to Alger Small Cap Institutional Portfolio", "Risks Applicable to Alger MidCap Growth Institutional Portfolio" and "Risks Applicable to All Portfolios."

This portfolio may appeal to investors who seek some long-term capital growth while also maintaining exposure to more conservative, income-producing fixed-income investments.

RISKS APPLICABLE TO ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL PORTFOLIO

Because the portfolio invests in companies of all market capitalizations, the portfolio's primary risks are those summarized above in "Risks Applicable to Alger Small Cap Institutional Portfolio", "Risks Applicable to Alger MidCap Growth Institutional Portfolio" and "Risks Applicable to All Portfolios." Moreover, since the portfolio normally invests only in companies it deems to be socially responsible, your return may be less than it would have been had you invested in a portfolio which does not employ a social responsibility screen.


[GRAPHIC OMITTED]

PERFORMANCE

The following bar charts show each portfolio's performance from year to year and give you some indication of the risks of investing in the portfolio. They assume reinvestment of dividends and distributions.

The Average Annual Total Return Tables show the risk of investing in a portfolio by comparing the portfolio's performance over several periods with that of an appropriate benchmark index. The tables also show the effect of taxes on the portfolios' returns by presenting after-tax returns. These returns are calculated using the highest individual federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "Return After Taxes on Distributions and Sale of Fund Shares" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning Fund shares through tax-deferred accounts, such as IRAs or 401(k) plans. The annual returns assume reinvestment of dividends and distributions. Remember that a portfolio's past performance (before or after taxes) is not necessarily an indication of how it will perform in the future.


Information in the bar charts and tables is for each Portfolio's Class I shares, which are the only shares that have been outstanding for at least one year. Class I Shares are not offered in this prospectus. Because the expenses of Class R shares will be higher, their returns will be lower than those of Class I shares.

Each index used in the tables is a broad index designed to track a particular market or market segment. No expenses, fees or taxes are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest of the underlying securities that make up the respective index.

Effective November 15, 2002, the Alger LargeCapGrowth Institutional Portfolio has changed its performance benchmark from the S&P500 Index to the Russell 1000 Growth Index. Alger Capital Appreciation Institutional Portfolio and Alger Socially Responsible Growth Institutional Portfolio have changed their performance benchmark from the S&P 500 Index to the Russell 3000 Growth Index. Alger Balanced Institutional Portfolio has changed one of its benchmarks from the S&P500 Index to the Russell 1000 Growth Index. Each replacement index tracks the performance of stocks that Fund management believes are more closely representative of those stocks normally held by each respective portfolio. Alger MidCap Growth Institutional Portfolio has selected an additional performance benchmark, the Russell MidCap Growth Index.

o S&P 500 Index: An index of large company common stocks considered to be representative of the U.S. stock market in general.

o S&P Midcap 400 Index: An index of common stocks designed to track performance of medium capitalization companies.

o Russell 2000 Growth Index:An index of common stocks designed to track performance of small capitalization companies with greater than average growth orientation.

o Lehman Brothers Government/Credit Bond Index: An index designed to track performance of government and corporate bonds.


o Russell 1000 Growth Index: An index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation.

o Russell 3000 Growth Index: An index of common stocks considered to be representative of companies with greater than average growth orientation throughout the U.S. stock market in general.

o Russell MidCap Growth Index: An index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.

ALGER SMALL CAP INSTITUTIONAL PORTFOLIO
Annual Total Return as of December 31 each year (%)
Class I

[Data below represents bar chart in the printed piece]

      94       95       96       97       98       99       00       01    02
--------------------------------------------------------------------------------
    3.51    60.83    14.83    14.21    25.01    52.16    -22.84   -27.98


Best Quarter:               Q4 1998   30.16%
Worst Quarter:              Q1 2001  -26.59%


Average Annual Total Return as of December 31, 2002
Class I

                                                                     Since
                                                                   Inception
                                              1 Year     5 Years   (11/8/93)
--------------------------------------------------------------------------------
Small Cap
  Return Before Taxes                          ____%      ____%      ____%
  Return After Taxes on Distributions          ____%      ____%      ____%
  Return After Taxes on Distributions And
    Sale of Fund Shares                        ____%      ____%      ____%
Russell 2000 Growth
  Index                                        ____%      ____%      ____%


ALGER MIDCAP GROWTH INSTITUTIONAL PORTFOLIO
Annual Total Return as of December 31 each year (%)
Class I

[Data below represents bar chart in the printed piece]


      94       95       96       97       98       99       00       01    02
--------------------------------------------------------------------------------
    9.77    51.89    15.19    20.25    39.21    41.77    16.95     -6.18


Best Quarter:                Q4 1998  31.43%
Worst Quarter:               Q1 2001 -17.48%


Average Annual Total Return as of December 31, 2002
Class I

                                                                     Since
                                                                   Inception
                                              1 Year     5 Years   (11/8/93)
--------------------------------------------------------------------------------
MidCap Growth
  Return Before Taxes                          ____%      ____%      ____%
  Return After Taxes on Distributions          ____%      ____%      ____%
  Return After Taxes on Distributions And
    Sale of Fund Shares                        ____%      ____%      ____%
Russell MidCap Growth Index                    ____%      ____%      ____%
S&P MidCap 400 Index                           ____%      ____%      ____%

ALGER LARGECAP GROWTH INSTITUTIONAL PORTFOLIO
Annual Total Return as of December 31 each year (%)
Class I

[Data below represents bar chart in the printed piece]


      94       95       96       97       98       99       00       01    02
--------------------------------------------------------------------------------
   -2.95    39.52    11.32    26.72    49.97    35.24    -13.85   -12.25


Best Quarter:               Q4 1998   27.08%
Worst Quarter:              Q3 2001  -18.35%


Average Annual Total Return as of December 31, 2002
Class I

                                                                     Since
                                                                   Inception
                                              1 Year     5 Years   (11/8/93)
--------------------------------------------------------------------------------
LargeCap Growth
   Return Before Taxes                         ____%      ____%      ____%
   Return After Taxes on Distributions         ____%      ____%      ____%
   Return After Taxes on Distributions And
     Sale of Fund Shares____%                  ____%      ____%
Russell 1000 Growth Index                      ____%      ____%      ____%
S&P 500 Index                                  ____%      ____%      ____%


ALGER CAPITAL APPRECIATION INSTITUTIONAL PORTFOLIO
Annual Total Return as of December 31 each year (%)
Class I

[Data below represents bar chart in the printed piece]

      94       95       96       97       98       99       00       01    02
 -----------------------------------------------------------------------------
   -8.34    54.51    10.06    25.44    63.44    88.73    -25.88   -16.86


Best Quarter:                Q4 1999  38.50%
Worst Quarter:               Q4 2000 -22.97%


Average Annual Total Return as of December 31, 2002
Class I

                                                                     Since
                                                                   Inception
                                              1 Year     5 Years   (11/8/93)
--------------------------------------------------------------------------------
Capital Appreciation
  Return Before Taxes                          ____%      ____%      ____%
  Return After Taxes on Distributions          ____%      ____%      ____%
  Return After Taxes on Distributions And
    Sale of Fund Shares____%                   ____%      ____%
Russell 3000 Growth Index                      ____%      ____%      ____%
S&P 500 Index                                  ____%      ____%      ____%

ALGER BALANCED INSTITUTIONAL PORTFOLIO
Annual Total Return as of December 31 each year (%)
Class I

[Data below represents bar chart in the printed piece]
          01                 02
      ------------------------------
        -13.29

Best Quarter:  Q4 2001        3.54%
Worst Quarter: Q3 2001      -10.98%


Average Annual Total Return as of December 31, 2002
Class I

                                                                        Since
                                                                      Inception
                                                           1 Year     (12/4/00)
--------------------------------------------------------------------------------
Balanced
  Return Before Taxes                                       ____%       ____%
  Return After Taxes on Distributions                       ____%       ____%
  Return After Taxes on Distributions And Sale of
    Fund Shares                                             ____%       ____%
Russell 1000 Growth Index                                   ____%       ____%
S&P 500 Index                                               ____%       ____%
Lehman Gov't/Credit Bond Index                              ____%       ____%


ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL PORTFOLIO
Annual Total Return as of December 31 each year (%)
Class I

        01                   02
   -------------------------------
     -23.12


Best Quarter:  Q4 2001       13.53%
Worst Quarter: Q3 2001      -18.82%


Average Annual Total Return as of December 31, 2002
Class I

                                                                        Since
                                                                      Inception
                                                       1 Year         (12/4/00)
--------------------------------------------------------------------------------
Socially Responsible
  Growth
    Return Before Taxes                                     ____%       ____%
    Return After Taxes on Distributions                     ____%       ____%
    Return After Taxes on Distributions And Sale
      of Fund Shares                                        ____%       ____%
 Russell 3000 Growth Index                                  ____%       ____%
 S&P 500 Index                                              ____%       ____%

[GRAPHIC OMITTED]

FEES AND EXPENSES


Investors incur certain fees and expenses in connection with an investment in the Fund. The following table shows the fees and expenses that you may incur if you buy and hold Class R shares of the portfolios. There are no sales charges on purchases or redemptions.

                                                    ALGER         ALGER        ALGER         ALGER                   ALGER SOCIALLY
                                                    SMALL        MIDCAP       LARGECAP      CAPITAL        ALGER       RESPONSIBLE
                                                     CAP         GROWTH        GROWTH     APPRECIATION    BALANCED       GROWTH
                                                INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL
                                                  PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)         None          None          None          None          None          None
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees                                       .85%          .80%          .75%          .85%          .75%          .75%
Distribution (12b-1) Fees                             .50%          .50%          .50%          .50%          .50%          .50%
Other Expenses                                       ____%         ____%         ____%         ____%         ____%         ____%
                                                    -----         -----         -----         -----         -----         -----
Total Fund Annual Operating Expenses                 ____%         ____%         ____%         ____%         ____%         ____%
                                                    =====         =====         =====         =====         =====         =====



EXAMPLE

The following example, which reflects the shareholder fees and operating expenses listed above, is intended to help you compare the cost of investing in the portfolios with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in Class R shares of the Fund for the time periods indicated, regardless of whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      ALGER          ALGER          ALGER          ALGER
                      SMALL         MIDCAP        LARGECAP        CAPITAL        ALGER              ALGER
                       CAP          GROWTH         GROWTH      APPRECIATION    BALANCED      SOCIALLY RESPONSIBLE
                  INSTITUTIONAL  INSTITUTIONAL  INSTITUTIONAL  INSTITUTIONAL  INSTITUTIONAL  GROWTH INSTITUTIONAL
                    PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO          PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
One Year              $___           $___          $___            $___           $___             $___
Three Years            ___            ___           ___             ___            ___              ___
Five Years             ___            ___           ___             ___            ___              ___
Ten Years              ___            ___           ___             ___            ___              ___

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS


The portfolios may invest up to 100% of their assets in cash, high-grade bonds, or cash equivalents for temporary, defensive reasons if the Manager believes that adverse market or other conditions warrant. This is to attempt to protect the portfolio's assets from a temporary, unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. Such defensive measures, if employed, may result in the portfolio not achieving its investment goals.

Other securities the portfolios may invest in are discussed in the Fund's Statement of Additional Information (see back cover).

[GRAPHIC OMITTED]

MANAGEMENT AND ORGANIZATION

MANAGER


Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/02) $____ billion in mutual fund assets as well as $____ billion in other assets. The Manager makes investment decisions for the portfolios and continuously reviews and administers their investment programs. These management responsibilities are subject to the supervision of the Fund's Board of Trustees. The Fund has had the same manager since its inception, and the portfolios pay the Manager fees at the following annual rates based on a percentage of average daily net assets: Small Cap and Capital Appreciation--.85%; MidCap Growth--.80%; Balanced, Socially Responsible Growth and LargeCap Growth--.75%.



PORTFOLIO MANAGERS

Fred M. Alger III is the chief market strategist for all portfolios, overseeing the investments of each portfolio since September 2001. Mr Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the portfolios prior to 1995. Dan C. Chung, CFA, David Hyun, CFA, Alison Barbi, CFA and Jill Greenwald, CFA are the individuals responsible for the day-to-day management of portfolio investments. Mr. Chung, manager of the MidCap Growth Portfolio and co-manager of the Balanced and LargeCap Growth Portfolios since September 2001, has been employed by the Manager since 1994, as a Vice President and analyst from 1996 to 1999, as a Senior Vice President and senior analyst until 2000, as an Executive Vice President and portfolio manager since 2000 and as Chief Investment Officer since September 2001. Mr. Hyun, manager of the Socially Responsible Growth and Capital Appreciation Portfolios and co-manager of the LargeCap Growth Portfolio since September 2001, has been employed by the Manager as an Executive Vice President since September 2001, prior to which he was employed by the Manager as an analyst from 1991 until 1997, as a Senior Vice President and portfolio manager from 1997 until June
2000, and a portfolio manager at Oppenheimer Funds from June 2000 until September 2001. Ms. Barbi, co-manager of the Balanced Portfolio, has been employed by the Manager since September 2001, as a Senior Vice President and portfolio manager, prior to which she was a Vice President and securities trader at NationsBanc Montgomery Securities, LLC from 1990 until 1998, and a private investor since 1998. Ms. Greenwald, manager of the Small Cap Portfolio since November 2001, has been employed by the Manager as a Senior Vice President and portfolio manager since November 2001, prior to which she was employed by the Manager as an analyst and later a senior analyst from 1986 to 1992, as a Managing Director and senior portfolio manager at Chase Manhattan Bank from 1994 through 1999 and as a Senior Vice President and Investment Officer at J & W Seligman & Co. from 1999 until November 2001.

PRIOR PERFORMANCE OF SIMILAR ACCOUNTS

Because Alger Balanced Institutional Portfolio and Alger Socially Responsible Growth Institutional Portfolio have only recently commenced operations, annual performance information for them is limited. However, more extensive performance information is set forth below for a mutual fund substantially similar to Alger Balanced Institutional Portfolio and for private accounts similar to Alger Socially Responsible Growth Institutional Portfolio. Please remember that the past performance set forth below is not indicative of the future performance of the Alger Balanced Institutional Portfolio or the Alger Socially Responsible Growth Institutional Portfolio.


Alger Balanced Institutional Portfolio has been modeled after Alger Balanced Portfolio, a portfolio of The Alger Fund. The two portfolios are managed by the same portfolio managers and there are no material differences in the investment objectives, policies or strategies between the two portfolios. The following table shows the average annual total returns for the Alger Balanced Portfolio for the one-, five- and ten-year periods ended December 31, 2002 and for the period since the portfolio's inception through December 31, 2002. These figures are based on the actual gross investment performance of the Class B shares of Alger Balanced Portfolio (the class of shares with the longest operating history). From the gross investment performance figures, the Total Fund Operating Expenses for the Class R shares of the Alger Balanced Institutional Portfolio are deducted to arrive at the net return. Net returns assume the reinvestment of dividends and distributions. The performance of appropriate benchmark indexes is also presented. Please remember that the past performance (before or after taxes) of the Alger Balanced Portfolio is not indicative of future returns of either that portfolio or the Alger Balanced Institutional Portfolio. In addition, Alger Balanced Institutional Portfolio's future performance may be greater or less than the performance of Alger Balanced Portfolio due to, among other things, differences in portfolio composition, inception dates, expenses, asset sizes and cash flows.



ALGER BALANCED PORTFOLIO
Annual Total Return for Class B Shares
as of December 31 each year (%)

[Data below represents bar chart in the printed piece]

 93      94      95       96       97       98       99       00       01    02
--------------------------------------------------------------------------------
8.34   -6.57   31.52     6.20    18.73    31.94    24.63    -6.12    -4.58


Best Quarter:              Q4 1998  17.54%
Worst Quarter:             Q3 2001   -7.79%



Average Annual Total Return as of December 31, 2002*

                                              1        5        10       Since
                                            Year     Years     Years   Inception
--------------------------------------------------------------------------------
Class B (Inception 6/1/92)
Return Before Taxes                         ____%     ____%     ____%     ____%
Return After Taxes on Distributions         ____%     ____%     ____%     ____%
Return After Taxes on Distributions and
  Sale of Fund Shares                       ____%     ____%     ____%     ____%
Russell 1000 Growth Index                   ____%     ____%     ____%     ____%
S&P 500 Index                               ____%     ____%     ____%     ____%
Lehman Gov't/Credit Bond Index              ____%     ____%     ____%     ____%


* Does not reflect the contingent deferred sales charge imposed on Alger Balanced Portfolio Class B shares. The Alger Balanced Institutional Portfolio is not subject to sales charges.


The S&P 500 Index is an index of large company common stocks considered to be representative of the U.S. stock market in general. The Lehman Brothers Government/Credit Bond Index is an index designed to track the performance of government and corporate bonds. The indexes, which are unmanaged, reflect the reinvestment of dividends and interest on the underlying securities that make up the respective index, but do not reflect fees, taxes, brokerage commissions or other expenses of investing.


The Manager advises a number of private accounts with investment objectives, policies and strategies that are substantially equivalent to those of Alger Socially Responsible Growth Institutional Portfolio. The performance returns for those accounts are set forth below. Performance figures include all accounts substantially similar to the Alger Socially Responsible Growth Insti-tutional Portfolio. Return figures reflect the gross performance of the accounts, adjusted to reflect the deduction of the Total Fund Operating Expenses for the Alger Socially Responsible Growth Institutional Portfolio. Returns assume the reinvestment of dividends and distributions. You should keep in mind that these private accounts are not registered under the Investment Company Act and therefore were not subject to the investment restrictions imposed by the Act during the periods for which their performance is presented. If they had been, their performance might have been lower. Please remember that the past performance of the private accounts set forth below is not indicative of the future returns of either those accounts or the Alger Socially Responsible Growth Institutional Portfolio.

ALGER SOCIALLY RESPONSIBLE COMPOSITE
Annual Total Return as of December 31 each year (%)

[Data below represents bar chart in the printed piece]

  93      94      95      96       97       98       99       00       01    02
--------------------------------------------------------------------------------
12.17   -5.34   34.40    8.19    21.37    46.57    49.95    -32.14   -18.35



Best Quarter:              Q4 1999  37.39%
Worst Quarter:             Q4 2000  -19.23%


Average Annual Total Return as of December 31, 2002

                                               1 Year   5 Years    10 Years
--------------------------------------------------------------------------------
Alger Socially Responsible Composite           ____%      ____%      ____%
Russell 3000 Growth Index                      ____%      ____%      ____%
S&P 500 Index                                  ____%      ____%      ____%



[GRAPHIC OMITTED]

SHAREHOLDER INFORMATION

DISTRIBUTOR
Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT
Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302

NET ASSET VALUE

The price of one share is its "net asset value," or NAV. The NAV is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of each portfolio on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Board of Trustees. Short-term money market instruments held by the portfolios are valued on the basis of amortized cost.


                                                     ---------------------------
                                                        NAV (NET ASSET VALUE) IS
                                                              COMPUTED BY ADDING
                                                       TOGETHER THE VALUE OF THE
                                                    PORTFOLIO'S INVESTMENTS PLUS
                                                          CASH AND OTHER ASSETS,
                                                     SUBTRACTING ITS LIABILITIES
                                                           AND THEN DIVIDING THE
                                                     RESULT BY THE NUMBER OF ITS
                                                             OUTSTANDING SHARES.
                                                     ---------------------------

DIVIDENDS AND DISTRIBUTIONS


The Fund declares and pays dividends and distributions annually. The Fund expects that its annual distributions to shareholders will consist primarily of capital gains in the case of each portfolio other than Alger Balanced Institutional Portfolio, which is expected to have distributions consisting of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of a portfolio because of the classes' differing expenses.


Capital gains may be taxable to you at different rates, depending upon how long the portfolio held the securities that it sold to create the gains (rather than the length of time you have held shares of the portfolio); net investment income is taxable as ordinary income. Participants in tax-deferred accounts ordinarily will not be subject to taxation on dividends from net investment income and net realized capital gains until they receive a distribution of the dividends from their plan accounts.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.


CLASSES OF FUND SHARES

Each portfolio offers two classes of shares: Class I shares and Class R shares. Only Class R shares are offered in this prospectus. Both classes are offered only to institutional investors including, but not limited to, qualified pension and retirement plans. The classes differ in that, pursuant to a plan adopted under Rule 12b-1 under the Investment Company Act, Class R shares pay a distribution fee out of their assets on an ongoing basis to compensate financial intermediaries for distribution assistance and shareholder services. Over time, these fees will increase the cost of an investment in Class R shares and may cost an investor more than paying other types of sales charges. By contrast, Class I shares provide payments to third parties for record keeping and/or administrative services, but are not subject to distribution fees.


PURCHASING AND REDEEMING FUND SHARES


The Fund is an investment vehicle for institutional investors, such as corporations, foundations, and trusts managing various types of employee benefit plans, as well as charitable, religious and educational institutions. Typical institutional investors include banks, insurance companies, broker-dealers, investment advisers, investment companies, qualified pension and profit-sharing plans, non-qualified deferred compensation plans, and trusts funding charitable, religious and educational institutions. The minimum initial investment in the Fund is $500,000. The Distributor may, at its discretion, waive this minimum under special circumstances. For purpo-ses of the minimum, the Distributor may treat appropriately-related investors--for example, trust funds of the same bank, separate accounts of the same insurance company, clients whose investments are managed by a single bank, insurance company, investment adviser or broker-dealer, or institutional clients of a financial intermediary that maintains an omnibus account with the Fund--as a single investor. Class R shares are currently available to retirement and benefit plans and other institutional investors which place orders through financial intermediaries that perform administrative and/or other services for these accounts and that have entered into special arrangements with the Fund and/or the Distributor specifically for such orders.


The Fund's shares can be purchased or redeemed on any day the New York Stock Exchange is open. Orders will be processed at the NAV next calculated after a purchase or redemption request is received in good order by the transfer agent. All orders for purchase of shares are subject to acceptance or rejection by the Fund or its transfer agent. The transfer agent pays for redemptions within seven days after it accepts a redemption request.

Excessive movement of assets into and out of the Fund by market timers or other investors may disrupt the management of the Fund and increase its expenses. Accordingly, the Fund may reject purchase orders, on a temporary or permanent basis, from investors exhibiting a pattern of frequent or short-term trading in Fund shares or the shares of other funds sponsored by Alger Management.

The Fund may redeem some shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand each portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information is provided only with respect to Class I shares; no Class R shares were outstanding during the periods shown. Class R shares would have higher expense ratios and lower returns. Information for the period from commencement of operations through the year ended October 31, 2001 has been audited by Arthur Andersen LLP and information for the year ended October 31, 2002 has been audited by Ernst & Young LLP whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

ALGER SMALL CAP INSTITUTIONAL PORTFOLIO
CLASS I SHARES
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                                          From
                                                                                                                    November 8, 1993
                                                                                                                    (commencement of
                                                                                                                      operations) to
                                                          Year Ended October 31,                                       Oct. 31(i)
----------------------------------------------------------------------------------------------------------------------------------
                           2002         2001          2000          1999          1998       1997       1996      1995      1994
                         --------     --------      --------      --------      --------   --------   --------   -------   -------
Net asset value,
  beginning of period    $  13.35     $  23.78      $  22.82      $  16.37      $  18.00   $  17.87   $  17.92   $ 10.83   $ 10.00
                         --------     --------      --------      --------      --------   --------   --------   -------   -------
Net investment income
  (loss)                    (0.13)(i)    (0.08)(ii)    (0.06)(ii)    (0.12)(ii)    (0.08)     (0.10)     (0.05)    (0.07)    (0.07)
Net realized and
  unrealized gain (loss)
  on investments            (2.25)      (10.35)         2.50          8.65          0.02       3.13       1.72      7.23      0.90
                         --------     --------      --------      --------      --------   --------   --------   -------   -------
Total from investment
  operations                (2.38)      (10.43)         2.44          8.53         (0.06)      3.03       1.67      7.16      0.83
Distributions from net
  realized gains               --           --         (1.48)        (2.08)        (1.57)     (2.90)     (1.72)    (0.07)       --
                         --------     --------      --------      --------      --------   --------   --------   -------   -------
Net asset value,
  end of period          $  10.97     $  13.35      $  23.78      $  22.82      $  16.37   $  18.00   $  17.87   $ 17.92   $ 10.83
                         ========     ========      ========      ========      ========   ========   ========   =======   =======
Total Return                (17.8%)      (43.9%)        10.1%         52.7%         (1.8%)     19.0%       9.2%     66.2%      8.3%
                         ========     ========      ========      ========      ========   ========   ========   =======   =======
Ratios and Supplemental
  Data:
  Net assets, end of
  period (000's omitted) $ 62,780     $ 86,790      $187,973      $ 63,711      $ 29,938   $ 31,499   $ 30,043   $23,002   $ 9,513
                         ========     ========      ========      ========      ========   ========   ========   =======   =======
 Ratio of expenses to
    average net assets       1.25%        1.19%         1.17%         1.02%         1.03%      1.06%      1.05%     1.13%     1.47%
                         ========     ========      ========      ========      ========   ========   ========   =======   =======
  Ratio of net investment
    income (loss) to
    average net assets      (1.01%)      (0.46%)       (0.23%)       (0.57%)       (0.55%)    (0.62%)    (0.54%)   (0.73%)   (0.80%)
                         ========     ========      ========      ========      ========   ========   ========   =======   =======
  Portfolio Turnover Rate  138.01%      191.89%       242.45%       193.32%       169.97%    134.25%    182.49%   104.84%   186.76%
                         ========     ========      ========      ========      ========   ========   ========   =======   =======



(i)  Ratios have been annualized; total return has not been annualized.

(ii) Amount was computed based on average shares outstanding during the year.

ALGER MIDCAP GROWTH INSTITUTIONAL PORTFOLIO
CLASS I SHARES
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                                          From
                                                                                                                    November 8, 1993
                                                                                                                    (commencement of
                                                                                                                      operations) to
                                                          Year Ended October 31,                                       Oct. 31(i)
----------------------------------------------------------------------------------------------------------------------------------
                           2002         2001          2000          1999          1998       1997       1996      1995      1994
                         --------     --------      --------      --------      --------   --------   --------   -------   -------
Net asset value,
  beginning of period    $  13.34     $  17.53      $  11.80      $   8.83      $  11.36   $  14.48   $  16.34   $ 11.66   $ 10.00
                         --------     --------      --------      --------      --------   --------   --------   -------   -------
Net investment income
  (loss)                    (0.10)(i)    (0.08)(ii)    (0.04)(ii)    (0.05)(ii) (0.06)(i      (0.15)     (0.07)    (0.07)    (0.09)
Net realized and
  unrealized gain (loss)
  on investments            (2.48)       (3.44)         6.07          3.78          1.78       3.46       1.09      6.07      1.75
                         --------     --------      --------      --------      --------   --------   --------   -------   -------
Total from investment
  operations                (2.58)       (3.52)         6.03          3.73          1.72       3.31       1.02      6.00      1.66
Distributions from net
  realized gains               --        (0.67)        (0.30)        (0.76)        (4.25)     (6.43)     (2.88)    (1.32)       --
                         --------     --------      --------      --------      --------   --------   --------   -------   -------
Net asset value,
  end of period          $  10.76     $  13.34      $  17.53      $  11.80      $   8.83   $  11.36   $  14.48   $ 16.34   $ 11.66
                         ========     ========      ========      ========      ========   ========   ========   =======   =======
Total Return                (19.3%)      (20.6%)        51.3%         42.4%         11.5%      28.6%       6.2%     54.1%     16.6%
                         ========     ========      ========      ========      ========   ========   ========   =======   =======
Ratios and Supplemental
  Data:
  Net assets, end of
  period (000's omitted) $215,727     $217,153      $177,566      $ 28,233      $  6,667   $  6,435   $  9,726   $10,914   $ 6,774
                         ========     ========      ========      ========      ========   ========   ========   =======   =======
  Ratio of expenses to
    average net assets       1.17%        1.13%         1.12%         1.23%         1.22%      1.31%      1.16%     1.23%     1.53%
                         ========     ========      ========      ========      ========   ========   ========   =======   =======
  Ratio of net investment
    income (loss) to
    average net assets      (0.81%)      (0.51%)       (0.24%)       (0.49%)       (0.52%)    (0.79%)    (0.45%)   (0.69%)   (0.89%)
                         ========     ========      ========      ========      ========   ========   ========   =======   =======
  Portfolio Turnover Rate  284.69%      130.93%       113.14%       165.68%       184.23%    183.31%    170.21%   132.74%   134.06%
                         ========     ========      ========      ========      ========   ========   ========   =======   =======



(i)  Ratios have been annualized; total return has not been annualized.

(ii) Amount was computed based on average shares outstanding during the year.

ALGER LARGECAP GROWTH INSTITUTIONAL PORTFOLIO
CLASS I SHARES
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                                                                          From
                                                                                                                    November 8, 1993
                                                                                                                    (commencement of
                                                                                                                      operations) to
                                                          Year Ended October 31,                                       Oct. 31(i)
----------------------------------------------------------------------------------------------------------------------------------
                           2002          2001         2000         1999       1998         1997         1996      1995      1994
                         --------      --------     --------     --------   --------     --------     --------   -------   -------
Net asset value,
  beginning of period    $  11.63      $  17.15     $  17.17     $  12.37   $  10.78     $   9.32     $  11.65   $ 10.38   $ 10.00
                         --------      --------     --------     --------   --------     --------     --------   -------   -------
Net investment income
  (loss)                    (0.03)(ii)    (0.03)(ii)   (0.03)(ii)   (0.05)     (0.01)(ii)   (0.02)(ii)   (0.01)    (0.01)    (0.03)
Net realized and
  unrealized gain (loss)
  on investments            (2.90)        (4.50)        1.92         5.23       2.82         2.65         0.91      3.59      0.41
                         --------      --------     --------     --------   --------     --------     --------   -------   -------
Total from investment
  operations                (2.93)        (4.53)        1.89         5.18       2.81         2.63         0.90      3.58      0.38
Distributions from net
  realized gains               --         (0.99)       (1.91)       (0.38)     (1.22)       (1.17)       (3.23)    (2.31)       --
                         --------      --------     --------     --------   --------     --------     --------   -------   -------
Net asset value,
  end of period          $   8.70      $  11.63     $  17.15     $  17.17   $  12.37     $  10.78     $   9.32   $ 11.65   $ 10.38
                         ========      ========     ========     ========   ========     ========     ========   =======   =======
Total Return                (25.2%)       (27.5%)       10.3%        42.0%      25.4%        28.8%         8.2%     37.1%      3.8%
                         ========      ========     ========     ========   ========     ========     ========   =======   =======
Ratios and Supplemental
  Data:
  Net assets, end of
  period (000's omitted) $108,660      $ 97,308     $126,573     $ 72,746   $ 40,196     $ 22,922     $ 11,325   $13,042   $ 9,365
                         ========      ========     ========     ========   ========     ========     ========   =======   =======
  Ratio of expenses to
    average net assets       1.14%         1.09%        1.06%        1.07%      1.11%        1.13%        1.07%     1.11%     1.26%
                         ========      ========     ========     ========   ========     ========     ========   =======   =======
  Ratio of net investment
    income (loss) to
    average net assets      (0.24%)       (0.20%)      (0.16%)      (0.39%)    (0.06%)      (0.22%)      (0.09%)   (0.18%)   (0.29%)
                         ========      ========     ========     ========   ========     ========     ========   =======   =======
  Portfolio Turnover Rate  202.07%        89.54%      101.29%      143.80%    130.31%      159.38%      142.83%   133.42%   103.79%
                         ========      ========     ========     ========   ========     ========     ========   =======   =======



(i)  Ratios have been annualized; total return has not been annualized.

(ii) Amount was computed based on average shares outstanding during the year.

                      [This page intentionally left blank.]

ALGER CAPITAL APPRECIATION INSTITUTIONAL PORTFOLIO
CLASS I SHARES
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                              Year Ended October 31,
-----------------------------------------------------------------------------------------------------------------------------
                                                            2002            2001             2000             1999
                                                          --------        --------         --------         --------
Net asset value, beginning of period                      $  11.66       $     18.12      $     16.19      $      8.98
                                                          --------       -----------      -----------      -----------
Net investment income (loss)                                 (0.08)(ii)        (0.03)(ii)       (0.09)(ii)       (0.09)(ii)
Net realized and unrealized gain (loss) on investments       (2.61)            (6.37)            2.24             7.63
                                                          --------       -----------      -----------      -----------
Total from investment operations                             (2.69)            (6.40)            2.15             7.54
Distributions from net realized gains                           --             (0.06)           (0.22)           (0.33)
                                                          --------       -----------      -----------      -----------
Net asset value, end of period                            $   8.97       $     11.66      $     18.12      $     16.19
                                                          ========       ===========      ===========      ===========
Total Return                                                 (23.1%)           (35.4%)           13.1%            84.3%
                                                          ========       ===========      ===========      ===========
Ratios and Supplemental Data:
  Net assets, end of period (000's omitted)               $132,010       $   187,187      $   279,916      $    96,711
                                                          ========       ===========      ===========      ===========
  Ratio of expenses excluding interest to average
    net assets                                                1.23%             1.18%            1.14%            1.28%
                                                          ========       ===========      ===========      ===========
  Ratio of expenses including interest to average
    net assets                                                  --              1.18%            1.14%            1.29%
                                                          ========       ===========      ===========      ===========
  Ratio of net investment income (loss) to
    average net assets                                       (0.73%)           (0.21%)          (0.43%)          (0.59%)
                                                          ========       ===========      ===========      ===========
  Portfolio Turnover Rate                                   180.39%           104.17%          144.16%          155.40%
                                                          ========       ===========      ===========      ===========
  Amount of debt outstanding at end of period                   --                --               --               --
                                                          ========       ===========      ===========      ===========
  Average amount of debt outstanding during
    the period                                                  --       $     9,863               --      $    42,036
                                                          ========       ===========      ===========      ===========
  Average daily number of shares outstanding
    during the period                                           --        16,243,340       12,487,537        2,470,314
                                                          ========       ===========      ===========      ===========
  Average amount of debt per share during the period            --                --               --      $      0.02
                                                          ========       ===========      ===========      ===========



(i)  Ratios have been annualized; total return has not been annualized.

(ii) Amount was computed based on average shares outstanding during the year.

                                                                   From
                                                             November 8, 1993
                                                             (commencement of
                                                               operations) to
               Year Ended October 31,                            Oct. 31(i)
------------------------------------------------------------------------------
      1998             1997             1996          1995          1994
    --------         --------         --------      --------      --------
    $   9.70         $   9.88         $  12.72      $  10.08      $  10.00
    --------         --------         --------      --------      --------
       (0.08)(ii)       (0.10)(ii)       (0.07)        (0.19)        (0.23)
        2.96             2.51             0.83          5.30          0.31
    --------         --------         --------      --------      --------
        2.88             2.41             0.76          5.11          0.08
       (3.60)           (2.59)           (3.60)        (2.47)           --
    --------         --------         --------      --------      --------
    $   8.98         $   9.70         $   9.88      $  12.72      $  10.08
    ========         ========         ========      ========      ========
        28.1%            26.1%             6.1%         54.4%          0.8%
    ========         ========         ========      ========      ========

    $  5,587         $  4,520         $  6,703      $  8,116      $  5,251
    ========         ========         ========      ========      ========

        1.37%            1.47%            1.37%         1.43%         1.78%
    ========         ========         ========      ========      ========

        1.44%            1.62%            1.44%         2.70%         2.87%
    ========         ========         ========      ========      ========

       (0.79%)          (1.02%)          (0.94%)       (2.32%)       (2.53%)
    ========         ========         ========      ========      ========
      177.09%          159.56%          203.46%       188.53%       229.11%
    ========         ========         ========      ========      ========
          --         $127,000               --      $302,600      $955,600
    ========         ========         ========      ========      ========

    $ 49,890         $127,915         $ 62,130      $939,600      $826,076
    ========         ========         ========      ========      ========

     505,939          511,947          595,051       565,805       515,270
    ========         ========         ========      ========      ========
    $   0.10         $   0.25         $   0.10      $   1.66      $   1.60
    ========         ========         ========      ========      ========

ALGER BALANCED INSTITUTIONAL PORTFOLIO
CLASS I SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                       Year Ended       From December 4, 2000
                                       October 31,  (commencement of operations)
                                         2002          to October 31, 2001 (i)
                                       -----------  ----------------------------
Net asset value, beginning of period ... $  8.20               $ 10.00
                                         -------               -------
Net investment income (loss) ...........   (0.39)(ii)            (0.11)(ii)
Net realized and unrealized loss
  on investments .......................   (1.14)                (1.69)
                                         -------               -------
  Total from investment operations .....   (1.53)                (1.80)
                                         -------               -------
Net asset value, end of period ......... $  6.67               $  8.20
                                         =======               =======
Total Return ...........................   (18.7%)               (18.0%)
                                         =======               =======
Ratios and Supplemental Data:
  Net assets, end of period
    (000's omitted) .................... $   225               $   108
                                         =======               =======
  Ratio of expenses to average
    net assets .........................    6.72%                 3.13%
                                         =======               =======
   Ratio of net investment income
     to average net assets .............   (5.21%)               (1.44%)
                                         =======               =======
  Portfolio Turnover Rate ..............  321.89%                15.99%
                                         =======               =======


(i)  Ratios have been annualized; total return has not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL PORTFOLIO
CLASS I SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                       Year Ended       From December 4, 2000
                                       October 31,  (commencement of operations)
                                          2002         to October 31, 2001 (i)
                                       -----------  ----------------------------
Net asset value, beginning of period ... $  6.37               $ 10.00
                                         -------               -------
Net investment income (loss) ...........   (0.77)(ii)            (0.30)(ii)
Net realized and unrealized loss
  on investments .......................   (1.17)                (3.33)
                                         -------               -------
  Total from investment operations .....   (1.94)                (3.63)
                                         -------               -------
Net asset value, end of period ......... $  4.43               $  6.37
                                         =======               =======
Total Return ...........................   (30.5%)               (36.3%)
                                         =======               =======
Ratios and Supplemental Data:
  Net assets, end of period
    (000's omitted) .................... $    46               $    77
                                         =======               =======
  Ratio of expenses to average
    net assets .........................   13.48%                 5.31%
                                         =======               =======
  Ratio of net investment income
    (loss) to average net assets .......  (13.17%)               (4.75%)
                                         =======               =======
  Portfolio Turnover Rate ..............  205.83%               114.33%
                                         =======               =======


(i)  Ratios have been annualized; total return has not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

FOR FUND INFORMATION:

By telephone:   (800) 992-3362


By mail:        The Alger Institutional Fund
                111 Fifth Avenue
                New York, NY 10003



STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period of the report. You can receive free copies of these reports by calling the Fund's toll-free number or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, D.C. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGARdatabase on the SEC's Internet site at http://www.sec.gov.

DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED


THE ALGER INSTITUTIONAL FUND

SEC FILE #811-7986                                                         IFR13



                                                                       THE ALGER
                                                                   INSTITUTIONAL
                                                                            FUND



                                                                  CLASS R SHARES



AVAILABLE FOR INVESTMENT BY INSTITUTIONAL
INVESTORS


                                                                      PROSPECTUS
                                                                JANUARY __, 2003


                                         ALGER SMALL CAP INSTITUTIONAL PORTFOLIO
                                     ALGER MIDCAP GROWTH INSTITUTIONAL PORTFOLIO
                                   ALGER LARGECAP GROWTH INSTITUTIONAL PORTFOLIO
                              ALGER CAPITAL APPRECIATION INSTITUTIONAL PORTFOLIO
                                          ALGER BALANCED INSTITUTIONAL PORTFOLIO
                       ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL PORTFOLIO

      As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

      An investment in the Fund is not a deposit of a bank and is not insured or
      guaranteed  by  the  Federal  Deposit   Insurance   Corporation  or  other
      government agency.


                                                                          [LOGO]

                                    THE ALGER

                               INSTITUTIONAL FUND

                      (FORMERLY THE ALGER RETIREMENT FUND)

                                 ALGER SMALL CAP
                             INSTITUTIONAL PORTFOLIO

                               ALGER MIDCAP GROWTH
                             INSTITUTIONAL PORTFOLIO

                              ALGER LARGECAP GROWTH
                             INSTITUTIONAL PORTFOLIO

                           ALGER CAPITAL APPRECIATION
                             INSTITUTIONAL PORTFOLIO

                                 ALGER BALANCED
                             INSTITUTIONAL PORTFOLIO

                           ALGER SOCIALLY RESPONSIBLE
                         GROWTH INSTITUTIONAL PORTFOLIO

                                  STATEMENT OF
                                   ADDITIONAL
                                   INFORMATION

                                JANUARY __, 2003

                                     [LOGO]

                                    THE ALGER
                               INSTITUTIONAL FUND

================================================================================

     The Alger Institutional Fund (the "Fund"), formerly known as The Alger Retirement Fund, is a registered investment company--a mutual fund--that presently offers interests of two classes in the following six portfolios (the "Portfolios"). Each Portfolio has distinct investment objectives and policies and a shareholder's interest is limited to the Portfolio in which the shareholder owns shares. The Portfolios are:

                         o Alger Small Cap Institutional Portfolio o Alger
                           MidCap Growth Institutional Portfolio
                         o Alger LargeCap Growth Institutional Portfolio
                         o Alger Capital Appreciation Institutional Portfolio
                         o Alger Balanced Institutional Portfolio
                         o Alger Socially Responsible Growth Institutional
                           Portfolio

The Fund is an investment vehicle for institutional investors, such as corporations, foundations, and trusts managing various types of employee benefit plans, as well as charitable, religious and educational institutions. Typical institutional investors include banks, insurance companies, broker-dealers, investment advisers, investment companies, qualified pension and profit-sharing plans, non-qualified deferred compensation plans, and trusts funding charitable, religious and educational institutions. The minimum initial investment in the Fund is $500,000. The Distributor may, at its own discretion, waive this minimum under special circumstances.

     The Fund's financial statements for the year ended October 31, 2002 are contained in its annual report to shareholders and are incorporated by reference into this Statement of Additional Information.


     Prospectuses for both classes of shares of the Fund dated January __, 2003, which provide the basic information investors should know before investing, may be obtained without charge by writing the Fund at 111 Fifth Avenue, New York, NY 10003 or calling (800) 992-3362. This Statement of Additional Information, which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with a Prospectus. Unless otherwise noted, terms used in this Statement of Additional Information have the same meaning as assigned to them in the Prospectuses.


                                    CONTENTS

The Portfolios .............................................................2
Investment Strategies and Policies .........................................3
Net Asset Value ...........................................................14
Purchases and Redemptions .................................................15
Expenses ..................................................................16
Management ................................................................17
Code of Ethics ............................................................20
Dividends and Distributions ...............................................21
Taxes .....................................................................21
Custodian .................................................................21
Transfer Agent ............................................................21
Certain Shareholders ......................................................21
Organization ..............................................................23
Determination of Performance ..............................................24
Financial Statements ......................................................26
Appendix .................................................................A-1

                                January __, 2003

THE PORTFOLIOS

IN GENERAL

The Alger Institutional Fund (the "Fund") is a diversified, open-end management investment company that offers a selection of six Portfolios.

Set forth below is information that may be of assistance in selecting a Portfolio suitable for a particular investor's needs. Further assistance in the investment process is available by calling (800) 992-3362. Available at this number will be licensed, registered representatives who are knowledgeable about the Fund and each of the Portfolios. There is no charge for making this call.

Each of the Portfolios, like all other investments, can provide two types of return: income return and capital return. Income return is the income received from an investment, such as interest on bonds and money market instruments and dividends from common and preferred stocks. Capital return is the change in the market value of an investment, such as an increase in the price of a common stock or of shares of a Portfolio. Total return is the sum of income return and capital return. Thus, if a Portfolio over a year produces four percent in income return and its shares increase in value by three percent, its total return is seven percent. In general, the more capital return is emphasized over income return in an investment program, the more risk is associated with the program.

Growth funds such as the Portfolios, other than Alger Balanced Institutional Portfolio, seek primarily capital return. They invest primarily in common stocks and offer the opportunity of the greatest return over the long term but can be risky since their prices fluctuate with changes in stock market prices. Further, growth funds that invest in smaller companies, such as the Alger Small Cap Institutional Portfolio, offer potential for significant price gains if the companies are successful, but there is also the risk that the companies will not succeed and the price of the companies' shares will drop in value. Growth funds that invest in larger, more established companies, such as the Alger LargeCap Growth Institutional Portfolio and the Alger MidCap Growth Institutional Portfolio, generally offer relatively less opportunity for capital return but a greater degree of safety. In addition, if the Alger Capital Appreciation Institutional Portfolio, which is permitted to leverage its investments through borrowing, were to employ this strategy it would offer an opportunity for greater capital appreciation, but would at the same time increase exposure to capital risk.

Investors considering equity investing through the Portfolios should carefully consider the inherent risks. Expectations of future inflation rates should be considered in making investment decisions and even though over the long term stocks may present attractive opportunities, the results of an equity investment managed by a particular management firm may not match those of the market as a whole.

The investment objective of each Portfolio, other than Alger Balanced Institutional Portfolio, is long-term capital appreciation. Income is a consideration in the selection of investments but is not an investment objective of a Portfolio. Each Portfolio seeks to achieve its objective by investing in equity securities, such as common or preferred stocks or securities convertible into or exchangeable for equity securities, including warrants and rights. The Alger Balanced Institutional Portfolio has an objective of current income and capital appreciation. The Portfolio seeks to achieve its objective by investing in common stocks and investment grade fixed income securities (preferred stock and debt securities), as well as securities convertible into common stocks. The capitalization criteria outlined below for each Portfolio are not mutually exclusive and a given security may be owned by more than one or all of the Portfolios.

ALGER SMALL CAP INSTITUTIONAL PORTFOLIO

Under normal circumstances, the Alger Small Cap Institutional Portfolio invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have "total market capitalization"--present market value per share multiplied by the total number of shares outstanding--within the range of companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, updated quarterly. Both indexes are broad indexes of small capitalization stocks. The Portfolio may invest up to 20% of its net assets in equity securities of companies that, at the time of purchase, have total market capitalization outside this combined range and in excess of that amount (up to 100% of its assets) during temporary defensive periods.

ALGER MIDCAP GROWTH INSTITUTIONAL PORTFOLIO


Under normal circumstances, the Alger MidCap Growth Institutional Portfolio invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the S&P MidCap 400 Index, updated quarterly. Effective March __, 2003, under normal circumstances, the Portfolio will invest at least 80% of its net asets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell MidCap Growth Index or the S&P MidCap 400 Index, updated quarterly. Both indexes are designed to track the performance of medium capitalization companies. The Portfolio may invest up to 20% of its net assets in equity securities of companies that, at the time of purchase, have total market capitalization outside the range of companies included in these indexes and in excess of that amount (up to 100% of its assets) during temporary defensive periods.


ALGER LARGECAP GROWTH INSTITUTIONAL PORTFOLIO

Under normal circumstances, the Alger LargeCap Growth Institutional Portfolio invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization of $10 billion or greater.

The Portfolio may invest up to 20% of its net assets in equity securities of companies that, at the time of purchase, have total market capitalization of less than $10 billion.

ALGER CAPITAL APPRECIATION INSTITUTIONAL
PORTFOLIO

Under normal circumstances, the Alger Capital Appreciation Institutional Portfolio invests at least 85% of its net assets in equity securities of companies of any size. Although it does not intend to do so, the Portfolio may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to increase gain and to hedge against the risk of unfavorable price movements, and may enter into futures contracts on securities indexes and purchase and sell call and put options on these futures contracts. The Portfolio may also borrow money for the purchase of additional securities, although it has no current intention of doing so. The Portfolio may borrow only from banks and may not borrow in excess of one-third of the market value of its assets, less liabilities other than such borrowing.

ALGER BALANCED INSTITUTIONAL PORTFOLIO

The Portfolio intends to invest based on combined considerations of risk, income, capital appreciation and protection of capital value. Normally, it will invest in common stocks and investment grade fixed income securities (preferred stock and debt securities), as well as securities convertible into common stocks. Except during temporary defensive periods, the Portfolio will maintain at least 25% of its net assets in fixed income securities. With respect to debt securities, the Portfolio will invest only in instruments that are rated in one of the four highest rating categories by any established rating agency, or if not rated, are determined by Alger Management to be of comparable quality to instruments so rated. Debt securities rated in the lowest of these categories have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. For an explanation of ratings, see Appendix A.

The Portfolio may invest up to 35% of its total assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of its assets) during temporary defensive periods.

ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL PORTFOLIO

Under normal circumstances, the Portfolio invests at least 85% of its net assets in equity securities of companies of any size.

INVESTMENT STRATEGIES AND POLICIES

CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The Prospectus discusses the investment objectives of each Portfolio and the primary strategies to be employed to achieve those objectives. This section contains supplemental information concerning the types of securities and other instruments in which the Portfolios may invest, the investment policies and portfolio strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

BANK OBLIGATIONS

These are certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.

The Portfolios will not invest in any debt security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and
(iii) in the case of foreign banks, the security is, in the opinion of Alger Management, of an investment quality comparable to other debt securities which may be purchased by the Portfolios. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

FOREIGN BANK OBLIGATIONS

Investments by the Portfolios in foreign bank obligations and obligations of foreign branches of domestic banks present certain risks, including the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might affect adversely the payment of principal and interest on these obligations. In addition, there may be less-publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards. In view of these risks, Alger Management will carefully evaluate these investments on a case-by-case basis.

SHORT-TERM CORPORATE DEBT SECURITIES

These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

COMMERCIAL PAPER

These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

VARIABLE RATE MASTER DEMAND NOTES

These are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because these notes are direct lending arrangements between the Portfolio and the issuer, they are not normally traded. Although no active secondary market may exist for these notes, the Portfolio may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Alger Management that the same criteria for issuers of commercial paper are met. In addition, when purchasing variable rate master demand notes, Alger Management will consider the earning power, cash flows and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand. In the event an issuer of a variable rate master demand note were to default on its payment obligations, the Portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

U.S. GOVERNMENT OBLIGATIONS

Bills, notes, bonds, and other debt securities issued by the U.S. Treasury are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

U.S. GOVERNMENT AGENCY SECURITIES

These securities are issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank Farm Credit Banks, the Small Business Administration, Federal Housing Administration and Maritime Administration. Some of these securities are supported by the full faith and credit of the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

MORTGAGE-BACKED SECURITIES (ALGER BALANCED INSTITUTIONAL PORTFOLIO ONLY)

The  Portfolio  may  invest  in  mortgage-backed   securities  that  are  Agency
Pass-Through Certificates, Private Pass-Throughs or collateralized mortgage obligations ("CMOs"), as defined and described below.

Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by GNMA, FNMA or FHLMC. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to

FNMA, neither the United States nor any agency thereof is obligated to finance FNMA's operation or to assist FNMA in any other manner.

FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks. Neither the United States nor any agency thereof is obligated to finance FHLMC's operations or to assist FHLMC in any other manner.

The mortgage loans underlying GNMA certificates are partially- or fully-guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

The residential mortgage loans evidenced by Agency Pass-Through Certificates and upon which CMOs are based generally are secured by first mortgages on one-to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 30 years and provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loan receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a "due-on-sale" clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

The Portfolio may invest in stripped mortgage-backed securities. Such securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through

Certificates. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy.

CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. In addition, for example:

    o In a sequential-pay CMO structure, one class is entitled to receive all principal payments and pre- payments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

    o A planned amortization class ("PAC") of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the under- lying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

    o An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest there- on begins to be paid from payments on the under- lying mortgage loans.

    o As discussed above with respect to pass-through, mortgage-backed securities, an interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underly- ing mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

    o A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as, or in a multi- ple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to "caps" and "floors" on adjustments to the interest rates which they bear.

    o A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a "mezzanine" class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities.

ASSET-BACKED SECURITIES (ALGER BALANCED
INSTITUTIONAL PORTFOLIO ONLY)

The Portfolio may invest in types of asset-backed securities which represent forms of consumer credit such as automobile and credit card receivables, manufactured (mobile) home loans, home improvement loans and home equity loans. Asset-backed securities are generally privately issued and pass through cash flows to investors. Interest and principal payments depend upon payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

Generally, asset-backed securities include many of the risks associated with mortgage-related securities. In general, however, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Asset-backed securities involve certain risks that are not posed by mortgage-backed securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, including the bankruptcy laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds for repossessed collateral may not always be sufficient to support payments on these securities.

LENDING OF PORTFOLIO SECURITIES

In order to generate income and to offset expenses, each Portfolio may lend portfolio securities to brokers, dealers and other financial organizations. Loans of securities by a Portfolio, if and when made, may not exceed 331/3 percent of the Portfolio's total assets including all collateral on such loans, less liabilities exclusive of the obligation to return such collateral, and will be collateralized by cash, letters of credit or U. S. Government securities that are maintained at all times in an amount equal to at least 100 percent of the current market value of the loaned securities.

The Portfolios have the authority to lend securities to brokers, dealers and other financial organizations. The Portfolios will not lend securities to Alger Management or its affiliates. By lending its securities, a Portfolio can increase its income by continuing to receive interest or dividends on the loaned securities as well as either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. Government securities are used as collateral. Each Portfolio will adhere to the following conditions whenever its securities are lent: (a) the Portfolio must receive at least 100 percent cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the securities including accrued interest exceeds the value of the collateral; (c) the Portfolio must be able to terminate the loan at any time; (d) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the lent securities and any increase in market value; (e) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the lent securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities.

REPURCHASE AGREEMENTS

Each Portfolio may engage in repurchase agreement transactions with banks, registered broker-dealers and government securities dealers approved by the Fund's Board of Trustees. Under the terms of a repurchase agreement, a Portfolio would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Portfolio's holding period. Thus, repurchase agreements may be seen to be loans by the Portfolio collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period and not necessarily related to the rate of return on the underlying instrument. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation including interest. A Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the agreement. Alger Management, acting under the supervision of the Fund's Board of Trustees, reviews the creditworthiness of those banks and dealers with which the Portfolios enter into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

REVERSE REPURCHASE AGREEMENTS (ALGER
BALANCED INSTITUTIONAL PORTFOLIO ONLY)

Reverse repurchase agreements are the same as repurchase agreements except that, in this instance, the Portfolio would assume the role of seller/borrower in the transaction. Alger Balanced Institutional Portfolio will maintain a segregated account consisting of cash or liquid securities that at all times are in an amount equal to its obligations under reverse repurchase agreements. The Portfolio will invest the proceeds in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. Under the Investment Company Act of 1940, as amended, reverse repurchase agreements may be considered borrowings by the seller. Accordingly, the Portfolio will limit its investments in reverse repurchase agreements and other borrowings to no more than one-third of its total assets.

FIRM COMMITMENT AGREEMENTS AND
WHEN-ISSUED PURCHASES (ALGER BALANCED
INSTITUTIONAL PORTFOLIO ONLY)

Firm commitment agreements and "when-issued" purchases call for the purchase of securities at an agreed price on a specified future date and would be used, for example, when a decline in the yield of securities of a given issuer is anticipated and a more advantageous yield may be obtained by committing currently to purchase securities to be issued later. When the Portfolio purchases a security under a firm commitment agreement or on a when-issued basis it assumes the risk of any decline in value of the security occurring between the date of the agreement or purchase and the settlement date of the transaction. The Portfolio will not use these transactions for leveraging purposes and, accordingly, will segregate cash or liquid securities in an amount sufficient at all times to meet its purchase obligations under these agreements.

ILLIQUID AND RESTRICTED SECURITIES

Each Portfolio may invest in restricted securities; i.e., securities which are subject to legal or contractual restrictions on their resale. These restrictions might prevent the sale of the securities at a time when a sale would otherwise be desirable. In order to sell securities that are not registered under the federal securities laws it may be necessary for the Portfolio to bear the expense of registration. No restricted securities will be acquired if the acquisition would cause the aggregate value of all illiquid securities to exceed 15 percent of the Portfolio's net assets.

The Portfolios may invest in restricted securities governed by Rule 144A under the Securities Act of 1933, as amended. In adopting Rule 144A, the Securities and Exchange Commission specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the board of trustees (or the fund's adviser acting subject to the board's supervision) determines that the securities are in fact liquid. The Fund's Board of Trustees has delegated its responsibility to Alger Management to determine the liquidity of each restricted security purchased by a Portfolio pursuant to the Rule, subject to the Board's oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Fund's Portfolios could be adversely affected.

No Portfolio will invest more than 15 percent of its net assets in "illiquid" securities, which include restricted securities, securities for which there is no readily available market and repurchase agreements with maturities of greater than seven days; however, restricted securities that are determined by the Board of Trustees to be liquid are not subject to this limitation.

Rule 144A under the Securities Act of 1933 is designed to facilitate efficient trading of unregistered securities among institutional investors. The Rule permits the resale to qualified institutions of restricted securities that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted on NASDAQ.

SHORT SALES

Each Portfolio may sell securities "short against the box." While a short sale is the sale of a security the Portfolio does not own, it is "against the box" if at all times when the short position is open the Portfolio owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

FOREIGN SECURITIES

Each Portfolio may invest up to 20% of the value of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar-denominated securities of foreign issuers). Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealing between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Portfolio by domestic corporations. It should be noted that there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.

OPTIONS (ALGER CAPITAL APPRECIATION
INSTITUTIONAL PORTFOLIO ONLY)

The Alger Capital Appreciation Institutional Portfolio may purchase or sell (that is, write) listed options on securities as a means of achieving additional return or of hedging the value of its portfolio although, as in the past, it does not currently intend to do so. The Portfolio may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets. The Portfolio may only buy or sell options that are listed on a national securities exchange.

If the Portfolio has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Portfolio so desires.

An option may be closed out only on an exchange that provides a secondary market for an option of the same series. Although the Portfolio will generally not purchase or write options that appear to lack an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Portfolio would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the options. If the Portfolio, as a covered call option writer, were unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expired or it delivers the underlying security upon exercise or otherwise covers the position. The Portfolio will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Portfolio's total assets, although no more than 5% will be committed to transactions entered into for non-hedging purposes.

A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government securities or other high-grade, short-term obligations in a segregated account held with its custodian. A put option is "covered" if the Portfolio maintains cash or other high-grade, short-term obligations with a value equal to the exercise price in a segregated account held with its custodian, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the Portfolio has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction. Similarly, if the Portfolio is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Portfolio so desires.

The Portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Portfolio will realize a loss from a closing transaction if the price of the transaction is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

In addition to options on securities, the Portfolio may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Portfolio is obligated, in return for the premium received, to make delivery of this amount. The Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire un-exercised.

Options on stock indexes are similar to options on specific securities. However, because options on stock indexes do not involve the delivery of an underlying security, the option represents the holder's right to obtain, from the writer, cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Therefore, while one purpose of writing such options is to generate additional income for the Portfolio, the Portfolio recognizes that it may be required to deliver an amount of cash in excess of the market value of a stock index at such time as an option written by the Portfolio is exercised by the holder.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase these options unless Alger Management is satisfied with the development, depth and liquidity of the market and Alger Management believes the options can be closed out.

Price movements in the Portfolio's securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend, in part, on the ability of Alger Management to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, Alger Management might be forced to liquidate portfolio securities to meet settlement obligations.

Although Alger Management will attempt to take appropriate measures to minimize the risks relating to any trading by the Portfolio in put and call options, there can be no assurance that the Portfolio will succeed in any option-trading program it undertakes.

STOCK INDEX FUTURES AND OPTIONS ON STOCK
INDEX FUTURES (ALGER CAPITAL APPRECIATION
INSTITUTIONAL PORTFOLIO ONLY)

The Portfolio may enter into stock index futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated market changes or for risk management purposes although, as in the past, it does not currently intend to do so. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Portfolio, as seller, to deliver to the buyer the net cash amount called for in the contract at a specific future time. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the Purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver such position. No assurance can be given that such closing transactions could be effected or that there would be a correlation between price movements in the options on stock index futures and price movements in the Portfolio's securities which were the subject of the hedge. In addition, the Portfolio's purchase of such options would be based upon predictions as to anticipated market trends, which could prove to be inaccurate.

The Portfolio's use, if any, of stock index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into, if at all, only for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. In addition to the initial deposit and variation margin, the Portfolio would maintain in a segregated account with its custodian liquid securities in an amount equal to the difference between (i) the sum of the total deposit and variation margin payments and (ii) the contract amount. The purchase of an option on stock index futures involves payment of a premium for the option without any further obligation on the part of the Portfolio. If the Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

There can be no assurance of the Portfolio's successful use of stock index futures as a hedging device or that the Portfolio will use this strategy. Due to the risk of an imperfect correlation between securities in the Portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge would not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. If the Portfolio uses futures or options thereon for hedging, the risk of imperfect correlation will increase as the composition of the Portfolio varies from the composition of the stock index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, the Portfolio may, if it uses a hedging strategy, buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established.

The Portfolio will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

BORROWING

The Alger Capital Appreciation Institutional Portfolio may borrow from banks for investment purposes although it has no current intention of doing so. This borrowing is known as leveraging. The Portfolio may also borrow from banks for temporary or emergency purposes. The Portfolio may use up to 331/3 percent of its assets for leveraging. The Investment Company Act of 1940, as amended, requires the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Portfolio's securities. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

INVESTMENT RESTRICTIONS

The investment restrictions numbered 1 through 12 below have been adopted by the Fund with respect to each of the Portfolios as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a "fundamental" policy may not be changed without the vote of a "majority of the outstanding voting securities" of the Fund, which is defined in the Act as the lesser of (a) 67 percent or more of the shares present at a Fund meeting if the holders of more than 50 percent of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50 percent of the outstanding shares. A fundamental policy affecting a particular Portfolio may not be changed without the vote of a majority of the outstanding voting securities of the affected Portfolio. Each Portfolio's investment objective is a fundamental policy. Investment restrictions 13 through 18 may be changed by vote of a majority of the Fund's Board of Trustees at any time.

The investment policies adopted by the fund prohibit each portfolio from:

1. Purchasing the securities of any issuer, other than U.S. Government securities, if as a result more than five percent of the value of a Portfolio's total assets would be invested in the securities of the issuer, except that up to 25 percent of the value of the Portfolio's total assets may be invested without regard to this limitation.

2. Purchasing more than 10 percent of the voting securities of any one issuer or more than 10 percent of the securities of any class of any one issuer. This limitation shall not apply to investments in U.S. Government securities.

3. Selling securities short or purchasing securities on margin, except that the Portfolio may obtain any short-term credit necessary for the clearance of purchases and sales of securities. These restrictions shall not apply to transactions involving selling securities "short against the box."

4. Borrowing money, except that (a) all Portfolios may borrow for temporary or emergency purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 10 percent of the value of the Portfolio's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made; and (b) the Alger Capital Appreciation Institutional Portfolio may also borrow from banks for investment (leveraging) purposes. Whenever borrowings described in (a) exceed five percent of the value of the Portfolio's total assets, the Portfolio, other than the Alger Capital Appreciation Institutional Portfolio, will not make any additional investments. Immediately after any borrowing, the Portfolio will maintain asset coverage of not less than 300 percent with respect to all borrowings.

5. Pledging, hypothecating, mortgaging or otherwise encumbering more than 10 percent of the value of the Portfolio's total assets, except in connection with borrowings as noted in 4(b) above.

6. Issuing senior securities, except that the Alger Capital Appreciation Institutional Portfolio may borrow from banks for investment purposes so long as the Portfolio maintains the required asset coverage.

7. Underwriting the securities of other issuers, except insofar as the Portfolio may be deemed to be an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

8. Making loans to others, except through purchasing qualified debt obligations, lending portfolio securities or entering into repurchase agreements.

9. Investing in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

10. Purchasing any securities that would cause more than 25 percent of the value of the Portfolio's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities.

11. Investing in commodities except that the Alger Capital Appreciation Institutional Portfolio may purchase or sell stock index futures contracts and related options thereon if thereafter no more than 5 percent of its total assets are invested in margin and premiums.

12. Purchasing or selling real estate or real estate limited partnerships, except that the Portfolio may purchase and sell securities secured by real estate, mortgages or interests therein and securities that are issued by companies that invest or deal in real estate.

13. Investing more than 15 percent of its net assets in securities which are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. However, securities with legal and contractual restrictions on resale issued pursuant to Rule 144A of the Securities Act of 1933 may be purchased if they are determined to be liquid, and such purchases would not be subject to the 15 percent limit stated above. The Board of Trustees will, in good faith, determine the specific types of securities deemed to be liquid and the value of such securities.

14. Investing in oil, gas or other mineral leases, or exploration or development programs, except that the

Portfolio may invest in the securities of companies that invest in or sponsor those programs.

15. Purchasing any security if as a result the Portfolio would then have more than five percent of its total assets invested in securities of issuers (including predecessors) that have been in continual operation for less than three years. This limitation shall not apply to investments in U.S. Government securities.

16. Making investments for the purpose of exercising control or management.

17. Investing in warrants, except that the Portfolio may invest in warrants if, as a result, the investments (valued at the lower of cost or market) would not exceed five percent of the value of the Portfolio's net assets, of which not more than two percent of the Portfolio's net assets may be invested in warrants not listed on a recognized domestic stock exchange. Warrants acquired by the Portfolio as part of a unit or attached to securities at the time of acquisition are not subject to this limitation.

18. Purchasing or retaining the securities of any issuer if, to the knowledge of the Fund, any of the officers, directors or trustees of the Fund or Alger Management individually owns more than .5 percent of the outstanding securities of the issuer and together they own beneficially more than five percent of the securities.

Except in the case of the 300 percent limitation set forth in Investment Restriction No. 4, the percentage limitations contained in the foregoing restrictions apply at the time of the purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the Portfolio's assets will not constitute a violation of the restriction.

Although the fundamental policies of the Fund applicable to the Alger Capital Appreciation Institutional Portfolio permit the Portfolio to trade in options on securities, securities indexes and futures, to enter into futures contracts, to participate in short selling securities, and to employ leveraging -- that is, borrowing money to purchase additional securities -- the Portfolio has discontinued the use of any of these investment techniques.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities and other financial instruments for a Portfolio are made by Alger Management, which also is responsible for placing these transactions, subject to the overall review of the Fund's Board of Trustees. Although investment requirements for each Portfolio are reviewed independently from those of the other accounts managed by Alger Management and those of the other Portfolios, investments of the type the Portfolios may make may also be made by these other accounts or Portfolios. When a Portfolio and one or more other Portfolios or accounts managed by Alger Management are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Alger Management to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by a Portfolio or the size of the position obtained or disposed of by a Portfolio.

Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

A Portfolio's turnover rate is calculated by dividing the lesser of purchases or sales of securities for the fiscal year by the monthly average of the value of the Portfolio's securities, with obligations with less than one year to maturity excluded. A 100 percent turnover rate would occur, for example, if all included securities were replaced once during the year.

The Portfolios will not normally engage in the trading of securities for the purpose of realizing short-term profits, but will adjust their holdings as considered advisable in view of prevailing or anticipated market conditions, and turnover will not be a limiting factor should Alger Management deem it advisable to purchase or sell securities.

In Alger Management's view, companies are organic entities that continuously undergo changes in response to, among other things, economic, market, environmental, technological, political and managerial factors. Generally, securities will be purchased for capital appreciation and not for short-term trading profits. However, the Portfolios may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable. Moreover, it is Alger Management's philosophy to pursue the Portfolios' investment objectives by managing these Portfolios actively, which may result in high portfolio turnover. Increased portfolio turnover will have the effect of increasing a Portfolio's brokerage and custodial expenses.

To the extent consistent with applicable provisions of the Act and the rules and exemptions adopted by the Securities and Exchange Commission (the "SEC") thereunder, as well as other regulatory requirements, the Fund's Board of Trustees has determined that portfolio transactions will be executed through Fred Alger & Company, Incorporated ("Alger Inc.") if, in the judgment of Alger Management, the use of Alger Inc. is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, Alger Inc. charges the Portfolio involved a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Such transactions will be fair and reasonable to the Portfolio's shareholders. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Fund except pursuant to exemptive rules or orders adopted by the SEC.

In selecting brokers or dealers to execute portfolio transactions on behalf of a Portfolio, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in
Section 28(e) of the Securities Exchange Act of 1934, as amended, provided to the Portfolio involved, the other Portfolios and/or other accounts over which Alger Management or its affiliates exercise investment discretion to the extent permitted by law. The Fund will consider sales of its shares as a factor in the selection of broker-dealers to execute over-the-counter transactions, subject to the requirements of best price and execution. Alger Management's fees under its agreements with the Portfolios are not reduced by reason of its receiving brokerage and research services. The Fund's Board of Trustees will periodically review the commissions paid by the Portfolios to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits received by the Portfolios. For the fiscal year ended October 31, 2000, the Fund paid an aggregate of approximately $913,688 in commissions in connection with Portfolio transactions of which $903,953 was paid to Alger Inc. For the fiscal year ended October 31, 2001, the Fund paid an aggregate of approximately $1,280,857 in commissions in connection with Portfolio transactions of which $1,280,106 was paid to Alger Inc. For the fiscal year ended October 31, 2002, the Fund paid an aggregate of approximately $_________ in commissions, of which $___________ was paid to Alger Inc. The commissions paid to Alger Inc. during the fiscal year ended October 31, 2002 constituted __% of the aggregate brokerage commissions paid by the Fund; during that year, __% of the aggregate dollar amount of transactions by the Fund involving the payment of brokerage commissions was effected through Alger Inc. Alger Inc. does not engage in principal transactions with the Fund and, accordingly, receives no compensation in connection with securities purchased or sold in that manner, which include securities traded in the over-the-counter markets, money market investments and most debt securities.

NET ASSET VALUE

The net asset value per share of each class is calculated on each day on which the New York Stock Exchange, Inc. (the "NYSE") is open as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The NYSE is generally open on each Monday through Friday. Net asset value per share of a Portfolio is computed by dividing the value of the Portfolio's net assets by the total number of its shares outstanding. Shares of the two classes may differ in net asset value.

The assets of the Portfolios are generally valued on the basis of market quotations. Securities whose principal market is on an exchange or in the over-the-counter market are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Bonds and other fixed income securities may be valued on the basis of prices provided by a pric-ing service when the Fund's Board of Trustees believes that these prices reflect the fair market value of the securities. Other investments and other assets, including restricted securities and securities for which market quotations are not readily available, are valued at fair value under procedures approved by the Fund's Board of Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, as described below, which constitutes fair value as determined by the Fund's Board of Trustees.

The valuation of money market instruments with maturities of 60 days or less is based on their amortized cost which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument.

PURCHASES AND REDEMPTIONS

Shares of the Portfolios are offered by the Fund on a continuous basis and are distributed by Alger Inc. as principal underwriter for the Fund pursuant to a distribution agreement (the "Distribution Agreement"). The Distribution Agreement provides that Alger Inc. accepts orders for shares at net asset value as no sales commission or load is charged. Each of the officers of the Fund and Messrs. James P Connelly, Jr. and Dan C. Chung, who are Trustees of the Fund, are "affiliated persons," as defined in the Act, of the Fund and of Alger Inc.

Purchases and redemptions of shares of a Portfolio will be effected on days on which the New York Stock Exchange (the "NYSE") is open for trading. Such purchases and redemptions of the shares of each Portfolio are effected at their respective net asset values per share determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on that same day. See "Net Asset Value." Payment for redemptions will be made by the Fund's transfer agent on behalf of the Fund and the relevant Portfolios within seven days after receipt of redemption requests.

The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the NYSE is closed (other than customary weekend and holiday closing) or during which trading on the NYSE is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the shareholders of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares.

Orders received by the Fund or the Fund's transfer agent are effected on days on which the NYSE is open for trading. For orders received before the close of regular trading on the NYSE, purchases and redemptions of the shares of each Portfolio are effected at the respective net asset values per share determined as of the close of regular trading on the NYSE on that same day. Orders received after the close of regular trading on the NYSE are effected at the next calculated net asset value. See "Net Asset Value." All orders for the purchase of shares are subject to acceptance or rejection by the Fund. Payment for redemptions will be made by the Fund's transfer agent on behalf of the Fund and the relevant Portfolios within seven days after the request is received. The Fund does not assess any fees, either when it sells or when it redeems its shares.

Investors may exchange stock of companies acceptable to Alger Management for shares of the Portfolios of the Fund with a minimum of 100 shares of each company generally being required. The Fund believes such exchange provides a means by which holders of certain securities may invest in the Portfolios of the Fund without the expense of selling the securities in the public market. The investor should furnish either in writing or by telephone to Alger Management a list with a full and exact description of all securities proposed for exchange. Alger Management will then notify the investor as to whether the securities are acceptable and, if so, will send a Letter of Transmittal to be completed and signed by the investor. Alger Management has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the Letter of Transmittal to the Custodian of the Fund's assets. The investor must certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. Upon receipt by the Custodian, the securities will be valued as of the close of business on the day of receipt in the same manner as the Portfolio's securities are valued each day. Shares of the Portfolio having an equal net asset value as of the close of the same day will be registered in the investor's name. There is no sales charge on the issuance of shares of the Portfolio, no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine federal, state and local tax consequences.

Payment for shares tendered for redemption is ordinarily made in cash. However, if the Board of Trustees of the Fund determines that it would be detrimental to the best interest of the remaining shareholders of a Portfolio to make payment of a redemption order wholly or partly in cash, the Portfolio may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. The Fund has elected to be governed by Rule 18f-1 under the Act, pursuant to which a Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Portfolio during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities and such valuation will be made as of the time the redemption price is determined.

TELEPHONE EXCHANGES AND REDEMPTIONS

Shares of the Portfolios can be exchanged or redeemed via telephone under certain circumstances. The Fund and Transfer Agent have reasonable procedures in place to determine that the instructions are genuine. They include requesting personal identification and recording calls. If the Fund and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions. For more information on telephone exchanges and redemptions, contact the Transfer Agent.

EXPENSES

Each Portfolio will bear its own expenses. Operating expenses for each Portfolio generally consist of all costs not specifically borne by Alger Management, including investment management fees, fees for necessary professional and brokerage services, costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. From time to time, Alger Management in its sole discretion and as it deems appropriate, may assume certain expenses of one or more of the Portfolios while retaining the ability to be reimbursed by the applicable Portfolio for such amounts prior to the end of the fiscal year. This will have the effect of lowering the applicable Portfolio's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are assumed or reimbursed, as the case may be.


Each portfolio may compensate certain entities other than Alger Inc. and its affiliates for providing recordkeeping and/or administrative services to participating retirement plans and other institutional investors holding Class I shares. This compensation may be paid at an annual rate of up to .25% of the net asset value of Class I shares of the Fund held by those accounts. In addition, Alger Inc. pays a referral fee to certain companies, which fee is not reimbursed by the Fund.


DISTRIBUTION PLAN


Under a distribution plan (the "Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, each Portfolio may pay Alger Inc. a fee, at an annual rate of up to 0.50% of the average daily net assets of the Portfolio allocable to Class R shares of the Portfolio, for remittance to qualified plan service providers and other Financial intermediaries as compensation for distribution assistance and shareholder services with respect to Class R shares. The Plan is a "compensation" type plan and permits the payment at an annual rate of up to 0.50% of the average daily net assets allocable to the Class R shares of a Portfolio for recordkeeping and administrative services as well as activities that are primarily intended to result in sales of Class R shares of the Portfolio, including but not limited to preparing, printing and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to investors; compensating selling personnel; responding to inquiries by investors; receiving and answering correspondence; investor-level recordkeeping and administrative services; and similar activities. The Trustees unanimously approved the Plan on December 11, 2002, and it became effective on January __, 2003. The Plan and any related agreement that is entered into by the Fund in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees and of a majority of the Trustees who are not interested persons (as defined in the 1940
Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any related agreements ("Independent Trustees"). All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the Independent Trustees, at a meeting called for that purpose. The Plan may not be amended to increase materially the amount to be spent with respect to a Portfolio without the approval of the Class R shareholders of the Portfolio. In addition, the Plan may be terminated with respect to any Portfolio at any time, without penalty, by vote of a majority of the outstanding Class R shares of the Portfolio or by vote of a majority of the Independent Trustees.

MANAGEMENT

TRUSTEES AND OFFICERS OF THE FUND

The Fund is governed by a Board of Trustees which is responsible for protecting the interests of shareholders under Massachusetts law.

The Board of Trustees has one standing committee, the Audit Committee, which oversees (a) the Fund's accounting and financial reporting policies and practices and its internal controls and (b) the quality and objectivity of the Fund's financial statements and the independent audit thereof. The members of the Committee, which met once during the Fund's last fiscal year, are Lester L. Colbert, Jr., Stephen E. O'Neil and B. Joseph White.

Information about the Trustees and officers of the Fund is set forth below. In the following tables, the term "Alger Fund Complex" refers to the Fund and the four other registered investment companies managed by Fred Alger Management, Inc. ("Alger Management"). Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer's term of office is one year. The address of Messrs. Alger and Chung is 111 Fifth Avenue, New York, NY 10003; that of Ms. Sanders and Messrs. Connelly, Duch and Blum is 30 Montgomery Street, Jersey City, NJ 07302.

                                                                                                            NUMBER OF
                                                                                                           PORTFOLIOS
                                                                                                          IN THE ALGER
                                                                                                          FUND COMPLEX
                                                                                              TRUSTEE       WHICH ARE
  NAME, AGE, POSITION WITH                                                                    AND/OR         OVERSEEN
    THE FUND AND ADDRESS                  PRINCIPAL OCCUPATIONS                             OFFICER SINCE   BY TRUSTEE

---------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Fred M. Alger III (68)        Chairman of the Board and President of Alger Associates, Inc.     1993          20
   Chairman of the Board      ("Associates"), Fred Alger & Company, Incorporated ("Alger
   and President              Inc."), Alger Management, Alger Properties, Inc. ("Properties"),
                              Alger Shareholder Services, Inc. ("Services"), Alger Life
                              Insurance Agency, Inc. ("Agency"), Fred Alger International
                              Advisory S.A. ("International"), and the five funds in the
                              Alger Fund Complex; Chairman of the Boards of Alger SICAV
                              ("SICAV") and Analysts Resources, Inc. ("ARI").

James P. Connelly, Jr. (39)   Executive Vice President of Alger Inc; Vice Chairman of the       2000          14
   Vice Chairman of the       Boards of four of the five funds in the Alger Fund Complex;
   Board                      Director of International and SICAV. Executive Vice President
                              and Director of Alger National Trust Company ("Trust").

Dan C. Chung (40)             Chief Investment Officer of Alger Management; Executive Vice
   Trustee                    President and Director of Associates, Alger Management, Alger     2001          14
                              Inc., Properties, Services, Agency, International ARI and Trust;
                              Trustee/Director of four of the five funds in the Alger Fund
                              Complex.

NON-INTERESTED TRUSTEES

Stephen E. O'Neil (70)         Attorney; Private investor since 1981; Director of NAHC, Inc.    1993          20
   Trustee                     and Brown-Forman Corporation; Trustee/Director of the
   200 East 66th Street        five funds in  the Alger Fund Complex; formerly of Counsel
   New York, NY 10021          to the law firm of Kohler & Barnes; formerly Director of Syntro
                               Corporation.

Charles F. Baird, Jr. (49)    Managing Partner of North Castle Partners, a private equity       2000          14
   Trustee                    securities group; Chairman of Equinox, Leiner Health Products,
   183 East Putnam Avenue     Elizabeth Arden Day Spas, Grand Expeditions and EAS;
   Greenwich, CT 06830        Trustee/Director of four of the five funds in the Alger Fund
                              Complex.  Formerly   Managing   Director  of  AEA Investors, Inc.

Roger P. Cheever (57)         Associate Dean of Development, Harvard University; Trustee/       2000          14
   Trustee                    Director of four of the five funds in the Alger Fund Complex.
   124 Mount Auburn Street    Formerly Deputy Director of the Harvard College Fund.
   Cambridge, MA 02138-5762

Lester L. Colbert, Jr. (68)   Private investor; Trustee/Director of four of the five funds in   2000          14
   Trustee                    the Alger Fund Complex. Formerly Chairman of the Board and
   551 Fifth Avenue           Chief Executive Officer of Xidex Corporation.
   Suite 3800
   New York, NY 10106

Nathan E. Saint-Amand,        Medical doctor in private practice; Co-Partner Fishers Island     1993          20
   M.D. (64)                  Partners;  Member of the Board of the Manhattan Institute;
   Trustee                    Trustee/Director  of the five  funds in the Alger Fund  Complex.
   2 East 88th Street         Formerly Co-Chairman Special Projects Committee of Memorial
   New York, NY 10128         Sloan Kettering.

B. Joseph White (55)          President, William Davidson Institute at the University of        1999          20
   Trustee                    Michigan Business School; William K. Pierpont Collegiate
   701 Tappan Street, D2253   Professor, University of Michigan Business School; Director,
   Ann Arbor, MI 48109        Gordon Food Service; Trustee and Chair, Audit Committee, Equity
                              Residential Properties Trust; Director and Chair, Compensation
                              Committee, Kelly Services, Inc.; Trustee/Director of the five funds in the Alger Fund Complex.

OFFICERS

Gregory S. Duch (51)          Executive Vice President, Treasurer and Director of Alger Inc.;   1993         N/A
   Treasurer                  Alger Management, Properties and Associates; Executive Vice
                              President  and  Treasurer  of  ARI,  Services  and
                              Agency;  Treasurer and Director of  International;
                              Treasurer  of the  five  funds in the  Alger  Fund
                              Complex. Chairman of the Board of Trust.

Dorothy G. Sanders (47)       Senior Vice President, General Counsel and Secretary of Alger     2000         N/A
   Secretary                  Inc., General Counsel and Secretary of Associates, Agency,
                              Properties,  Services,  ARI and Alger  Management;
                              Secretary of International,  and the five funds in
                              the  Alger  Fund  Complex.  Formerly  Senior  Vice
                              President, Fleet Financial Group.

Frederick A. Blum (48)        Senior Vice President of Alger Management; Assistant Treasurer    1996         N/A
   Assistant Secretary and    and Assistant Secretary of the five funds in the Alger
   Assistant Treasurer        Fund Complex. Executive Vice President and Treasurer of Trust.

Messrs. Alger and Chung are "interested persons" (as defined in the Investment Company Act) of the Fund because of their affiliations with Alger Management and Alger Inc., the Fund's principal underwriter. Mr. Chung is Mr. Alger's son-in-law. Mr. Connelly is an interested person of the Fund because of his affiliation with Alger, Inc. No Trustee is a director of any public company except as may be indicated under "Principal Occupations."

No director, officer or employee of Alger Management or its affiliates receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each independent Trustee a fee of $1,500 for each meeting he attends, to a maximum of $6,000, plus travel expenses incurred for attending the meeting.

The Fund did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended October 31, 2002. The following table provides compensation amounts paid to the current disinterested Trustees of the Fund for the fiscal year ended October 31, 2002.

                                           COMPENSATION TABLE

                                                AGGREGATE
                                            COMPENSATION FROM          TOTAL COMPENSATION PAID TO TRUSTEES FROM
       NAME OF PERSON, POSITION       THE ALGER INSTITUTIONAL FUND              THE ALGER FUND COMPLEX
       ------------------------       ----------------------------     ----------------------------------------

       Stephen E. O'Neil                         $6,000                                 $36,000
       Nathan E. Saint-Amand                     $6,000                                 $36,000
       B. Joseph White                           $6,000                                 $36,000
       Charles F. Baird, Jr.                     $6,000                                 $30,000
       Roger P. Cheever                          $6,000                                 $30,000
       Lester L. Colbert, Jr.                    $6,000                                 $30,000

The following table shows each Trustee's beneficial ownership as of December 31, 2002, by dollar range, of equity securities of the Fund and of the funds in the Alger Fund Complex overseen by that Trustee. The ranges are as follows: A = none; B = $1-$10,000; C = $10,000-$50,000; D = $50,000-$100,000; E = over
$100,000.


None of the non-interested Trustees and none of their immediate family members owns any securities issued by Alger Management, Alger Inc., or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management or Alger Inc.


                                                    EQUITY SECURITIES
                                                    OF EACH PORTFOLIO
                                      ------------------------------------------

                                            CAPITAL   MID                    SOCIALLY           AGGREGATE EQUITY SECURITIES
                                      SMALL APPRECI- -CAP    BAL-  LARGECAP  RESPONS-             OF FUNDS IN ALGER FUND
            NAME OF TRUSTEE            CAP  ATION    GROWTH  ANCED  GROWTH     IBLE            COMPLEX OVERSEEN BY TRUSTEE
       ------------------------       -----------------------------------------------        --------------------------------

       INTERESTED TRUSTEES

       Fred M. Alger III                 A    A        A      A       A         A                             E
       Dan C. Chung                      C    D        C      A       D         A                             E
       James P. Connelly, Jr.            A    D        A      A       E         A                             E

       NON-INTERESTED TRUSTEES

       Charles F. Baird, Jr.             A    A        A      A       A         A                             A
       Roger P. Cheever                  A    A        A      A       A         A                             D
       Lester L. Colbert, Jr.            A    A        A      A       A         A                             D
       Stephen E. O'Neil                 A    A        A      A       A         A                             A
       Nathan E. Saint-Amand             A    A        A      A       A         A                             E
       B. Joseph White                   A    A        A      A       A         A                             B


INVESTMENT MANAGER

Alger Management serves as investment manager to each of the Portfolios pursuant to separate written agreements (the "Management Agreements") and under the supervision of the Fund's Board of Trustees. Alger Management pays the salaries of all officers who are employed by both it and the Fund. By virtue of the responsibilities assumed by Alger Management, the Fund requires no employees other than its executive officers. None of the Fund's executive officers devotes full time to the affairs of the Fund. Alger Management has agreed to maintain office facilities for the Fund, furnish the Fund with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund, and to compute the net asset value, net income and realized capital gains or losses of the Portfolios. Alger Management prepares semi-annual reports for the SEC and shareholders, prepares federal and state tax returns and filings with state securities commissions, maintains the Fund's financial accounts and records and generally assists in all aspects of the Fund's operations.

In addition, Alger Management analyzes the Portfolios' assets, provides administrative services, arranges for the purchase and sale of the Portfolios' securities and selects broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. It is anticipated that the Fund's distributor, Fred Alger & Company, Incorporated ("Alger Inc."), an affiliate of Alger Management, will serve as the Fund's broker in effecting substantially all of the Portfolios' transactions on securities exchanges and will retain commissions in accordance with certain regulations of the Securities and Exchange Commission. In addition, Alger Management may select broker-dealers that provide it with brokerage and research services and may cause a Portfolio to pay these broker-dealers commissions that exceed those other broker-dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and research services received. Alger Management bears all expenses in connection with the performance of its services under the Management Agreements.

In return for advisory services provided by Fred Alger Management, each Portfolio has agreed to pay Fred Alger Management monthly advisory fees equal on an annual basis to the following percentages of the Portfolios' average daily net assets:

                                     ANNUAL ADVISORY
                                   FEE AS PERCENTAGE
PORTFOLIO                         OF AVERAGE NET ASSETS
--------                          ---------------------
Alger Small Cap                           .85%
Institutional Portfolio

Alger Capital Appreciation                .85%
Institutional Portfolio

Alger MidCap Growth                       .80%
Institutional Portfolio

Alger Balanced                            .75%
Institutional Portfolio

Alger LargeCap Growth                     .75%
Institutional Portfolio

Alger Socially Responsible                .75%
Growth Institutional Portfolio

For the fiscal years ended October 31, 2000, October 31, 2001 and October 31, 2002, Alger Management earned under the terms of the Management Agreements $846,300, $819,995 and $__________, respectively, in respect of the Alger LargeCap Growth Institutional Portfolio; $1,318,381, $1,147,807 and $__________, respectively, in respect of the Alger Small Cap Institutional Portfolio; $720,352, $1,646,675 and $__________, respectively, in respect of the Alger MidCap Growth Institutional Portfolio; and $2,140,955, $1,910,346 and $__________, respectively, in respect of the Alger Capital Appreciation Institutional Portfolio. For the fiscal years ended October 31, 2001 and October 31, 2002, the first two years of existence for the Alger Balanced Institutional Portfolio and the Alger Socially Responsible Growth Institutional Portfolio, Alger Management earned under the terms of the Management Agreements $708 and $_____, respectively, in respect of the Alger Balanced Institutional Portfolio, and $579 and $_____, respectively, in respect of the Alger Socially Responsible Growth Institutional Portfolio.

From time to time Alger Management or its affiliates may compensate broker dealers, investment advisers or others who are instrumental in effecting investments by their clients or customers in the Fund, in an amount up to 1% of those investments.

Alger Management is a wholly-owned subsidiary of Alger Inc. which in turn is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company. Fred M. Alger III, who holds in excess of 25% of the outstanding voting securities of Associates, may be deemed to control that company and its subsidiaries. Mr. Alger holds his shares through a limited liability company, of which he is the president and majority shareholder.

At their meeting called to consider the annual renewal of the Portfolios' Investment Management Agreements with Alger Management, the Trustees considered the nature and quality of the services provided in relation to the fees paid by the Portfolios and the other benefits received by Alger Management by virtue of its relationship with the Fund. In their deliberations, the Trustees considered materials, which they had reviewed in advance of the meeting, regarding the Portfolios' performance and expenses, including advisory fees and brokerage commissions, and Alger Management's financial condition, overall investment advisory operations, brokerage practices with respect to the Portfolios, and profits from its mutual fund operations (reflecting not only advisory fees but also receipt by an affiliate of fund brokerage commissions and by another affiliate of transfer agency fees). The Trustees had also received a memorandum discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements and copies of the Investment Management Agreements themselves. In considering the Management Agreements, the Trustees also drew upon prior discussions with representatives of Alger Management, at each quarterly meeting, of the Portfolios' performance and expenses and their familiarity with the personnel and resources of Alger Management and its affiliates. To consider the renewals, the non-interested Trustees met in executive session with independent counsel. In considering the nature and quality of the services provided by Alger Management in relation to its fees and other benefits received, they concluded that the overall investment performance of the Portfolios had been satisfactory in the light of market conditions and noted that the general fund administrative services also provided by Alger Management under the terms of its Management Agreements were of high quality; in this connection they noted, for example, that the most recent regulatory inspections had produced no material adverse comments on the Fund's operations. The Trustees considered the fact that, in addition to its management fees, Alger Management benefits from its affiliate's providing most of the brokerage for the Portfolios; they concluded that, even in light of this fact and of other tangible and intangible benefits arising from Alger Management's relationship with the Fund, the management fees paid by the Portfolios were fair and reasonable in relation to the services rendered and that the services rendered were satisfactory.

INDEPENDENT PUBLIC ACCOUNTANTS

Ernst & Young LLP serves as independent public accountants for the Fund.

CODE OF ETHICS

Alger Management personnel ("Access Persons") are permitted to engage in personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to the restrictions and procedures of the Fund's Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must preclear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can obtain a copy of the Fund's Code of Ethics by calling the Fund toll-free at(800) 992-3362.

DIVIDENDS AND DISTRIBUTIONS


Each class will be treated separately in determining the amounts of dividends of net investment income and distributions of capital gains payable to holders of its shares. Dividends and distributions will be automatically reinvested on the payment date for each shareholder's account in additional shares of the class that paid the dividend or distribution at net asset value. Dividends will be declared and paid annually. Distributions of any net realized capital gains earned by a Portfolio usually will be made annually after the close of the fiscal year in which the gains are earned.

The classes of a Portfolio may have different dividend and distribution rates. Class I dividends generally will be greater than those of Class R due to the higher expenses borne by Class R shares. However, dividends paid to each class of shares in a Portfolio will be declared and paid at the same time and will be determined in the same manner as those paid to the other class.


TAXES

The following is a summary of selected federal income tax considerations that may affect the Fund and its shareholders. The summary is not intended to substitute for individual tax advice and investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of investing in the Fund.

Each Portfolio will be treated as a separate taxpayer with the result that, for federal income tax purposes, the amounts of net investment income and capital gains earned will be determined on a Portfolio-by-Portfolio (rather than on a Fund-wide) basis.

Each Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If qualified as a regulated investment company, a Portfolio will pay no federal income taxes on its investment company taxable income (that is, taxable income other than net realized long-term capital gains) and its net realized long-term capital gains that are distributed to shareholders. To qualify under Subchapter M, a Portfolio must, among other things: (1) distribute to its shareholders at least 90% of its taxable net investment income and net realized short-term capital gains; (2) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to the Portfolio's business of investing in securities; and (3) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio (a) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. Government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Portfolio's assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers that the Portfolio controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, a Portfolio may be restricted in the utilization of certain of the investment techniques described above and in the Fund's prospectus.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. Participants should consult their plan sponsors or tax advisers regarding the tax consequences of participation in the Plan or of any Plan contributions or withdrawals.

CUSTODIAN

State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of the Fund's assets pursuant to a custodian agreement.

TRANSFER AGENT

Alger Shareholder Services, Inc., ("Services") 30 Montgomery Street, Jersey City, New Jersey 07302, serves as transfer agent for the Fund pursuant to a transfer agency agreement. Under the transfer agency agreement Services processes purchases and redemptions of shares of the Portfolio, maintains the shareholder account records for each Portfolio, handles certain communications between shareholders and the Fund and distributes any dividends and distributions payable by the Fund.

CERTAIN SHAREHOLDERS

Set forth below is certain information regarding significant shareholders of the Portfolios. At January __, 2003, Northern Trust Company, Trustee for IHC 401K, owned beneficially or of record ____% of the Alger LargeCap Growth Institutional Portfolio. FIIOC, Agent for Certain Employee Benefit Plans, owned beneficially or of record ____%, ____% and ____%, respectively of the Alger Capital Appreciation Institutional Portfolio, the Alger MidCap Growth Institutional Portfolio and the Alger Small Cap Institutional Portfolio at January __, 2003.

The Merrill Lynch Trust FBO Qualified Retirement Plans (the "Merrill Lynch Trust") owned beneficially or of record ____% and ____%, respectively, of the Alger MidCap Growth Institutional Portfolio and the Alger Balanced Institutional Portfolio at January __, 2003. Alger Management owned beneficially or of record ____% and ____% of the Alger Balanced Institutional Portfolio and the Alger Socially Responsible Growth Institutional Portfolio at January __, 2003. Both of these Portfolios are in the early stages of their operations. The shareholders identified above may be deemed to control the specified Portfolios, which may have the effect of proportionately diminishing the voting power of other shareholders of these Portfolios. It can be expected, however, that this effect will diminish as other investors purchase additional shares of the Portfolios. As of January __, 2003, Fred M. Alger III, who holds in excess of 25% of the outstanding voting securities of Associates, may be deemed to control that company and its subsidiaries.

The following table contains information regarding persons known to the Fund who own beneficially or of record five percent or more of the shares of any Portfolio. Unless otherwise noted, the address of each owner is 111 Fifth Avenue, New York, NY 10003. All holdings are expressed as a percentage of a Portfolio's outstanding shares as of January __, 2003 and record and beneficial holdings are denoted as follows: record/beneficial. A single entry signifies record and beneficial ownership.

                                                                                                         ALGER
                                                   ALGER        ALGER         ALGER                     SOCIALLY
                                     ALGER       LARGECAP      MIDCAP        CAPITAL        ALGER      RESPONSIBLE
                                   SMALL CAP      GROWTH       GROWTH     APPRECIATION    BALANCED       GROWTH
                                 INSTITUTIONAL INSTITUTIONALINSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL
NAME AND                           PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
ADDRESS                            (RECORD/      (RECORD/     (RECORD/      (RECORD/      (RECORD/      (RECORD/
OF SHAREHOLDERS                   BENEFICIAL)   BENEFICIAL)  BENEFICIAL)   BENEFICIAL)   BENEFICIAL)   BENEFICIAL)
---------------                   -----------   -----------  -----------   -----------   -----------   -----------

Merrill Lynch Trust++               _____%/+  _____%/+      _____%/+       _____%/+     _____%/+            */*
FBO Qualified Ret. Plans
4800 Deer Lake Drive, East
Jacksonville, FL 32246

Northern Trust Company              */*       _____%/+           */*           */*           */*           */*
T'tee FBO IHC 401K
P.O. Box 92956
Chicago, IL 60675

Northern Trust Company              */*       _____%/+           */*           */*           */*           */*
T'tee FBO IHC 403B
P.O. Box 92956
Chicago, IL 60675

FIIOC FBO Employee                  _____%/+       */*      _____%/+      _____%/+           */*           */*
  Benefit Plans
100 Magellan Way
Covington, KY 41015

Putnam Fiduciary Trust Company      */*       _____%/+           */*           */*           */*           */*
T'tee CDI Corporation 401(k)
  Savings Plan
859 Willard Street
Quincy, MA 02269-9110

                                                                                                          ALGER
                                                   ALGER        ALGER         ALGER                     SOCIALLY
                                     ALGER       LARGECAP      MIDCAP        CAPITAL        ALGER      RESPONSIBLE
                                   SMALL CAP      GROWTH       GROWTH      APPRECIATION    BALANCED       GROWTH
                                 INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL
NAME AND                           PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
ADDRESS                            (RECORD/      (RECORD/     (RECORD/      (RECORD/      (RECORD/      (RECORD/
OF SHAREHOLDERS                   BENEFICIAL)   BENEFICIAL)  BENEFICIAL)   BENEFICIAL)   BENEFICIAL)   BENEFICIAL)
---------------                   -----------   -----------  -----------   -----------   -----------   -----------

Putnam Fiduciary Trust Company      _____%/+       */*          */*             */*         */*            */*
T'tee FBO Mail-Well 401k
  Savings & Retirement
859 Willard Street
Quincy, MA 02269-9110

Vanguard Fiduciary                     */*         */*          */*          _____%/+       */*            */*
P.O. Box 2600, VM 613
Valley Forge, PA19482

Kerr-flex Plans                        */*         */*       _____%/+           */*         */*            */*
Kemper Services Company
811 Main Street
Kansas City , MO64105

Eighth District Electrical          _____%/+       */*          */*             */*         */*            */*
  Pension Fund Annuity Plan
10620 E. Bethany Drive
Aurora, CO 80014

Fred Alger & Company, Inc.             */*         */*          */*             */*        _____%         _____%
Officers and Trustees of the         **/**       **/**        **/**           **/**       **/**          **/**
Fund in the Aggregate**

---------------

   * Indicates shareholder owns less than 5% of the Portfolio's shares.
  ** Certain officers and Trustees of the Fund are participants in the Fred
     Alger & Company, Incorporated Retirement Plans and may therefore, as a group, be deemed to be indirect holders of the following interests in the
     Portfolios: Small Cap Institutional Portfolio, ____%; LargeCap Growth Institutional Portfolio, ____%; MidCap Growth Institutional Portfolio, ____%; Capital Appreciation Institutional Portfolio, ___%.
   + The Fund regards the underlying Plan as the beneficial owner.
  ++ The shares held by Merrill Lynch Trust include those shares used in the calculations for "Officers and Trustees of the Fund in the Aggregate." In addition, the portion of Merrill Lynch Trust shares allocable to employees of Alger Inc. and its affiliates are as follows:Small Cap Institutional Portfolio:____%, LargeCap Growth Institutional Portfolio:____%, MidCap Growth Institutional:____%, Capital Appreciation Institutional Portfolio:____%, and Balanced Institutional Portfolio: ____%.

ORGANIZATION

The Fund has been organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated July 14, 1993 (the "Trust Agreement"). The Fund offers shares of beneficial interest of separate series, par value $.001 per share. An unlimited number of shares of six series, representing the shares of the Portfolios, have been authorized. The word "Alger" in the Fund's name has been adopted pursuant to a provision contained in the Agreement and Declaration of Trust. Under that provision, Associates may terminate the Fund's license to use the word "Alger" in its name when Alger Management ceases to act as the Fund's investment manager.

On February 28, 2002, the Fund changed its name from The Alger Retirement Fund to The Alger Institutional Fund. In connection with this change of name, the names of the Portfolios were also changed as follows:

FORMER NAME                  NEW NAME
-----------                  ----------
Alger Small Cap              Alger Small Cap
  Retirement Portfolio         Institutional Portfolio

Alger MidCap Growth          Alger MidCap Growth
  Retirement Portfolio         Institutional Portfolio

Alger Growth                 Alger LargeCap Growth
  Retirement Portfolio         Institutional Portfolio

Alger Capital                Alger Capital
  Appreciation                 Appreciation
  Retirement Portfolio         Institutional Portfolio

Alger Balanced               Alger Balanced
  Retirement Portfolio         Institutional Portfolio

Alger Socially Responsible   Alger Socially
  Growth                       Responsible Growth
  Retirement Portfolio         Institutional Portfolio

On January __, 2003, Class R shares were added to all of the Fund's Portfolios. The previously existing shares were designated Class I shares on that date. Shares of each Portfolio are thus divided into two classes, Class I and Class R. The classes differ in that (a) each class has a different class designation; (b) only the Class R shares are subject to a distribution fee under a plan adopted pursuant to rule 12b-1 under the Investment Company Act; (c) only the Class I shares pay non-Rule-12b-1 recordkeeping and/or administrative service fees to third parties; and (d) to the extent that one class alone is affected by a matter submitted to a shareholder vote, then only that class has voting power on the matter. Neither class of shares has a conversion feature.


The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940. A "diversified" investment company is required, with respect to 75% of its assets to limit its investment in one issuer (other than the U.S. government) to no more than 5% of the investment company's total assets. The Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code; one of the requirements for such qualification is a quarterly diversification test, applicable to 50% (rather than 75%) of the Fund's assets, similar to the requirement stated above.


Shares do not have cumulative voting rights, which means that holders of more than 50 percent of the shares voting for the election of Trustees can elect all Trustees. Shares have equal voting rights, which cannot be adversely modified other than by majority vote. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Portfolio, except with respect to the election of Trustees and the ratification of the selection of independent accountants, and by class within a Portfolio on matters in which the interests of one class differ from those of another. In the interest of economy and convenience, certificates representing shares of a Portfolio are physically issued only upon specific written request of a shareholder.


Although, as a Massachusetts business trust, the Fund is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a trustee or to take other action described in the Fund's Declaration of Trust.

Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the Act, shareholders of record of no less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10 percent of the Fund's outstanding shares.

When matters are submitted for shareholder vote, shareholders of each Portfolio will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Portfolio is required on any matter affecting the Portfolio on which shareholders are entitled to vote, such as approval of a Portfolio's agreement with Alger Management. Shareholders of one Portfolio are not entitled to vote on a matter that does not affect that Portfolio but that does require a separate vote of the other Portfolios. There normally will be no annual meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office on the vote of shareholders holding at least two-thirds of the Fund's outstanding shares at a meeting called for that purpose.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that the Fund believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

DETERMINATION OF PERFORMANCE

The "total return" and "yield" as to each of the classes, are computed according to formulas prescribed by the SEC. These performance figures are calculated in the following manner:

A. TOTAL RETURN--A Class's average annual total return before taxes described in the Prospectus is computed according to the following formula:

                           n
                    P (1+T) =ERV

Where:     P = a hypothetical initial payment of $1,000
           T = average annual total return
          n =  number of years
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof);

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON  DISTRIBUTIONS--
A Class's average annual total return after taxes on distributions is computed according to the following formula:
               n
         P(1+T)  = ATV
                      D
Where:   P = a hypothetical initial payment of $1,000
         T = average annual total return (after taxes on distributions) n = number of years

         ATVD= ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION--

A Class's average annual total return after taxes on distributions and redemption is computed according to the following formula:
               n
         P(1+T)  = ATVDR
Where:   P = a hypothetical initial payment of $1,000
         T = average annual total return (after taxes on distributions) n = number of years
         ATVDR= ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption.

The average annual total returns for Class I shares of the Portfolios for the periods indicated below were as follows:

                                                                                                    Period from
                                                                                       5 Years        Inception
                                                                        Year Ended       Ended        through
                                                                         10/31/02      10/31/02       10/31/02
                                                                         --------      --------       --------
ALGER SMALL CAP INSTITUTIONAL PORTFOLIO*
   Return Before Taxes                                                   _____%        _____%         _____%
   Return After Taxes on Distributions                                   _____%        _____%         _____%
   Return After Taxes on Distributions and Sale of Fund Shares           _____%        _____%         _____%

ALGER MIDCAP GROWTH INSTITUTIONAL PORTFOLIO*
   Return Before Taxes                                                   _____%        _____%         _____%
   Return After Taxes on Distributions                                   _____%        _____%         _____%
   Return After Taxes on Distributions and Sale of Fund Shares           _____%        _____%         _____%

ALGER LARGECAP GROWTH INSTITUTIONAL PORTFOLIO*
   Return Before Taxes                                                   _____%        _____%         _____%
   Return After Taxes on Distributions                                   _____%        _____%         _____%
   Return After Taxes on Distributions and Sale of Fund Shares           _____%        _____%         _____%

ALGER CAPITAL APPRECIATION INSTITUTIONAL PORTFOLIO*
   Return Before Taxes                                                   _____%        _____%         _____%
   Return After Taxes on Distributions                                   _____%        _____%         _____%
   Return After Taxes on Distributions and Sale of Fund Shares           _____%        _____%         _____%

ALGER BALANCED INSTITUTIONAL PORTFOLIO**
   Return Before Taxes                                                    _____           N/A         _____%
   Return After Taxes on Distributions                                    _____           N/A         _____%
   Return After Taxes on Distributions and Sale of Fund Shares            _____           N/A         _____%

ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL PORTFOLIO**
   Return Before Taxes                                                    _____           N/A         _____%
   Return After Taxes on Distributions                                    _____           N/A         _____%
   Return After Taxes on Distributions and Sale of Fund Shares            _____           N/A         _____%

 * Commenced operations on November 8, 1993.
** Commenced operations on December 4, 2000.
No Class R shares were outstanding prior to January __, 2003.

B. YIELD--a Class's net annualized yield described in the Prospectus is computed according to the following formula:

                                   6
              YIELD = 2[( a-b  + 1)  - 1]
                         -----
                           cd

Where:   a = dividends and interest earned during the period.
         b = expenses accrued for the period (net of reimbursements).
         c = The average  daily number of shares  outstanding  during the period that were entitled to receive dividends.
         d = the maximum offering price per share on the last day of the period.

IN GENERAL

Current performance information for the Portfolios may be obtained by calling the Fund at the telephone number provided on the cover page of this Statement of Additional Information. A Portfolio's quoted performance may not be indicative of future performance. A Portfolio's performance will depend upon factors such as the Portfolio's expenses and the types and maturities of instruments held by the Portfolio.

Total return figures show the aggregate or average percentage change in value of an investment in a Portfolio from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Portfolio's shares and assume that any income dividends and/or capital gains distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Figures will be given for recent 1-, 5- and 10-year periods, and may be given for other periods as well (such as from commencement of the Portfolio's operations, or on a year-by-year basis). When considering "average" total return figures for periods longer than one year, it is important to note that the Portfolio's annual total return for any one year in the period might have been greater or less than the average for the entire period. The Portfolio may also use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period (again reflecting changes in Portfolio share prices and assuming reinvestment of dividends and distributions) as well as "actual annual" and "annualized" total return figures. Total returns may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (i. e., change in value of initial investment, income dividends and capital gains distributions). The "yield" of the Portfolio refers to "net investment income" generated by the Portfolio over a specified thirty-day period. This income is then "annualized." That is, the amount of "net investment income" generated by the Portfolio during that thirty-day period is assumed to be generated over a 12-month period and is shown as a percentage of the investment. "Total return" and "yield" for a Portfolio will vary based on changes in market conditions. In addition, since the deduction of a Portfolio's expenses is reflected in the total return and yield figures, "total return" and "yield" will also vary based on the level of the Portfolio's expenses.

From time to time, in advertisements or in reports to shareholders, the performances of the Portfolios may be quoted and compared to those of other funds and accounts with similar investment objectives. Similarly, the performance of the Portfolios, for example, might be compared to ranking prepared by Lipper Analytical Services Inc., which is a widely recognized, independent service that monitors the performance of mutual funds, as well as to various unmanaged indices, such as the S&P 500 Index, the Russell 2000 Growth Index, the Wilshire Small Company Growth Index, the Lehman Brothers Government/Corporate Bond Index or the S&P MidCap 400 Index. In addition, the evaluations of the Portfolios published by nationally recognized ranking services or articles regarding performance, ranking and other Portfolio characteristics may appear in national publications including, but not limited to, BARRON'S, BUSINESS WEEK, FORBES, INSTITUTIONAL INVESTOR, INVESTOR'S BUSINESS DAILY, KIPLINGER'S PERSONAL FINANCE, MONEY, MORNINGSTAR, THE NEW YORK TIMES, USA TODAY and THE WALL STREET JOURNAL and may be included in advertisements or communications to shareholders. Any given performance comparison should not be considered as representative of such Portfolio's performance for any future period.

FINANCIAL STATEMENTS

The Fund's financial statements for the year ended October 31, 2002, are contained in the Annual Report to Shareholders for that period, and are hereby incorporated by reference. A copy of the Annual Report to Shareholders may be obtained by telephoning the Fund at (800) 992-3362.

APPENDIX

CORPORATE BOND RATINGS

     Bonds rated Aa by Moody's Investors Service, Inc. ("Moody's") are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment in the future.

     Moody's Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     Bonds rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B by Moody's generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Bonds rated AA by Standard & Poor's Corporation ("S&P") are judged by S&P to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (S&P's highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     S&P's BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative elements begin to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment.

     Bonds rated BB and B by S&P are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. These ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

APPENDIX
(continued)

     Bonds rated AAA by Fitch Investors Service, Inc. ("Fitch") are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

     Bonds rated Duff-1 are judged by Duff and Phelps, Inc. ("Duff") to be of the highest credit quality with negligible risk factors; only slightly more than
U. S. Treasury debt. Bonds rated Duff-2, 3 and 4 are judged by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1, or related supporting institutions, are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2, or related supporting institutions, are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-l, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample liquidity is maintained.

     Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues deter mined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1. The rating Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

     The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

INVESTMENT MANAGER:

Fred Alger Management, Inc.
111 Fifth Avenue
New York, New York 10003

DISTRIBUTOR:

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, New Jersey 07302
                                                                    THE ALGER
TRANSFER AGENT:                                            INSTITUTIONAL FUND

Alger Shareholder Services, Inc.                                 STATEMENT OF
30 Montgomery Street                                               ADDITIONAL
Box 2001                                                          INFORMATION
Jersey City, New Jersey 07302
                                                             JANUARY __, 2003

INDEPENDENT PUBLIC ACCOUNTANTS:                                        [LOGO]

Ernst &Young, LLP
5 Times Square
New York, NY 10036

COUNSEL:

Hollyer Brady Smith & Hines LLP
551 Fifth Avenue
New York, New York 10176



ISAI 13

                                     PART C
                                OTHER INFORMATION

Item 23.          Exhibits


Exhibit No.       Description of Exhibit

(a-1)             Agreement and Declaration of Trust [EDGAR 2/98] (3)

(a-2)             Certificate of Amendment dated August 16, 1993 (3)

(a-3)             Certificate  of  Designation  -  Alger  Defined   Contribution
                  Leveraged AllCap Portfolio [EDGAR 2/98] (3)

(a-4)             Certificate of Amendment dated March 30, 1996 (2)

(a-5)             Certificate  of   Designation  -  Alger  Balanced   Retirement
                  Portfolio and Alger Socially Responsible Growth Retirement Portfolio (7)

(a-6)             Certificate of Amendment dated February 25, 2002. (9)

(b)               By-laws of Registrant (1) [EDGAR 2/98]

(c)               See Exhibits (a-1) and (b)

(d-1)             Investment Management Agreements (1)

(d-2) Investment Management Agreement for Alger Defined Contribution MidCap Growth Portfolio (1) [EDGAR 2/98]

(d-3)             Amendment dated September 11, 1996 (3)

(d-4) Investment Management Agreement for Alger Defined Contribution Leveraged AllCap Portfolio (1) [EDGAR 2/98]

(d-5)             Amendment dated September 11, 1996 [EDGAR 2/98] (3)

(d-6)             Investment    Management    Agreement   for   Alger   Defined
                  Contribution Small Cap Portfolio (1) [EDGAR 2/98]

(d-7)             Amendment dated September 11, 1996 [EDGAR 2/98] (3)

(d-8) Investment Management Agreement for Alger Defined Contribution Growth Portfolio (1) [EDGAR 2/98]

(d-9)             Amendment dated September 11, 1996 [EDGAR 2/98] (3)

(d-10) Investment Management Agreements for Alger Balanced Retirement Portfolio and Alger Socially Responsible Growth Retirement Portfolio. (7)

(e-1)             Distribution Agreement (1)[EDGAR 2/98]

(e-2)             Amendment dated September 11, 1996 [EDGAR 2/98] (3)

(g)               Custody Agreement (2)

(h)               Transfer Agency Agreement (1) [EDGAR 2/98]

(i-1)             Opinion and Consent of Sullivan & Worcester (8)

(j)               Consent of Ernst & Young LLP (to be filed by amendment)

(l)               Form of Subscription Agreement (1) [EDGAR 2/98]

(n)               Code of Ethics (6)

(p-1)             Powers  of  Attorney  executed  by David D. Alger,  Gregory S.
                  Duch, Stephen E. O'Neil, Nathan E. Saint-Amand and B. Joseph White (5)

(p-2)             Powers of Attorney executed by Charles F. Baird, Jr., Roger P.
                  Cheever and Lester L. Colbert, Jr. (6)


(p-3)             Powers of attorney executed  by James P. Connelly, Jr. and Dan
                  C. Chung. (9)

-----------------
(1) Incorporated by reference to Registrant's Registration Statement (the "Registration Statement") filed with the Securities and Exchange Commission (the "SEC") on August 27, 1993.

(2) Incorporated by reference to Post-Effective Amendment No. 6 filed with the SEC on February 27, 1997

(3) Incorporated by reference to Post-Effective Amendment No. 7 filed with the SEC on February 25, 1998.

(4) Incorporated by reference to Post-Effective Amendment No. 8 filed with the SEC on December 28, 1998.

(5) Incorporated by reference to Post-Effective Amendment No. 9 filed with the SEC on February 26, 1999.

(6) Incorporated by reference to Post-Effective Amendment No. 11 filed with the SEC on October 10, 2000.

(7) Incorporated by reference to Post-Effective Amendment No. 12 filed with the SEC on December 4, 2000.

(8) Incorporated by reference to Post-effective Amendment No. 13 filed with the SEC on May 30, 2001.

(9) Incorporated by reference to Post-effective Amendment No. 14 filed with the SEC on February 28, 2002.

Item 24.  Persons Controlled by or Under Common Control with Registrant

                                      None.

Item 25.   Indemnification

     Under Section 8.4 of Registrant's Agreement and Declaration of Trust, any past or present Trustee or officer of Registrant (including persons who serve at Registrant's request as directors, officers or Trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise[hereinafter referred to as a "Covered Person"]) is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a Covered Person. This provision does not authorize indemnification when it is determined, in the manner specified in the Agreement and Declaration of Trust, that such Covered Person has not acted in good faith in the reasonable belief that his actions were in or not opposed to the best interests of Registrant. Moreover, this provision does not authorize indemnification when it is determined , in the manner specified in the Agreement and Declaration of Trust, that such Covered Person would otherwise be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Expenses may be paid by Registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by such Covered Person to repay such expenses to Registrant in the event that it is ultimately determined that indemnification of such expenses is not authorized under the Agreement and Declaration of Trust and either (i) the Covered Person provides security for such undertaking, (ii) Registrant is insured against losses from such advances, or (iii) the disinterested Trustees or independent legal counsel determines, in the manner specified in the Agreement and Declaration of Trust, that there is reason to believe the Covered Person will be found to be entitled to indemnification.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "SEC") such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 27th day of November 2002.



                                                THE ALGER INSTITUTIONAL FUND


                                                By:            *
                                                    -------------------------
                                                    Fred M. Alger III, President
                                                    and Chairman of the Board

ATTEST: /s/ GREGORY S. DUCH
        --------------------------
        Gregory S. Duch, Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

          *                  Chairman of the Board            November 27, 2002
--------------------         and President
Fred M. Alger III


/s/ GREGORY S. DUCH          Treasurer                        November 27, 2002
-------------------          (Chief Financial and
Gregory S. Duch              Accounting Officer)


              *              Trustee                          November 27, 2002
--------------------------
Charles F. Baird, Jr.

              *              Trustee                          November 27, 2002
--------------------------
Roger P. Cheever

              *              Trustee                          November 27, 2002
--------------------------
Dan C. Chung

              *
--------------------------   Trustee                          November 27, 2002
Lester L. Colbert, Jr.

              *              Trustee                          November 27, 2002
--------------------------
James P. Connelly, Jr.

              *              Trustee                          November 27, 2002
--------------------------
Nathan E. Saint-Amand

              *              Trustee                          November 27, 2002
--------------------------
Stephen E. O'Neil

              *              Trustee                          November 27, 2002
--------------------------
B. Joseph White



*By: /s/ GREGORY S. DUCH
----------------------------
         Gregory S. Duch